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Exhibit 10.3

AHCA CONTRACT NO. FAR001
AMENDMENT NO. 1

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE HEALTH PLAN OF FLORIDA, INC., hereinafter referred to as the "Vendor", is hereby amended as follows:

1. The rate tables in Attachment I, Exhibits 3, 5, 6 and 7 are hereby deleted in their entirety and replaced with Attachment 1, Exhibits 3, 5, 6 and 7 to this Amendment.

2. Attachment II, Section I.A., the definition for Beneficiary Assistance Program is hereby deleted in its entirety.

3. Attachment II, Section I.A., the definition of Benefit Maximum is amended to read as follows:

Benefit Maximum - The point when the cost of Covered Services received by a non-pregnant Enrollee, ages 21 and older, reaches $550,000 in a state fiscal year, based on Medicaid Fee-for-Service payment levels. Care coordination services and Emergency Services and Care must continue to be offered by the Health Plan but the cost of additional services, excluding Emergency Services and Care, will not be covered by the Medicaid program for the remainder of the Contract Year in which the Benefit Maximum is met.

4. Attachment II, Section I.A., the definition for Emergency Transportation is hereby added:

Emergency Transportation - The provision of Emergency Transportation Services in accordance with 409.908 (13) (d) (4), F.S.

5. Attachment II, Section I.A., the definition for Medicaid Reform is hereby amended to read:

Medicaid Reform - The program resulting from Section 409.91211, F.S.

6. Attachment II, Section I.A., the definition for Subscriber Assistance Program is hereby added:

Subscriber Assistance Program - An external grievance program available to Medicaid Recipients that allows an additional avenue to resolve a Grievance or Appeal.

7.	Attachment II, Section II, D.12 is hereby amended to read as follows:

12.
When the cost of an Enrollee’s Covered Services reaches the Benefit Maximum of $550,000 in a Fiscal Year, the Health Plan shall assist the Enrollee in obtaining necessary health care services in the community.  The Health Plan shall continue to coordinate the care received by the Enrollee in the community, and the Health Plan shall continue to be responsible for Emergency Services and Care. In addition, the Health Plan shall provide benefit reporting in accordance with Section XII. AA.

8.	Attachment II, Section II, D.13. is hereby deleted in its entirety and replaced with the following:

13.
Health Maintenance Organizations and other licensed managed care organizations shall enroll all network providers who are not verified as Medicaid-enrolled providers with the Agency’s Fiscal Agent, no later than November 30, 2006, in the manner, and format determined by the Agency.

9. Attachment II, Section III.A.2.d. is hereby deleted in its entirety and replaced with the following:

d.	Individuals with Medicare coverage (e.g., dual eligible individuals) who are not enrolled in a Medicare Advantage Plan;

10. Attachment II, Section III.A.3.l. is hereby added to read as follows:

l.	Medicaid Recipients who are members of the Florida Assertive Community Treatment Team (FACT team).

11. Attachment II, Section III.B.3.c. is hereby deleted in its entirety and replaced with the following:

c. The Health Plan shall provide written notice of the following via Surface Mail to the Enrollee, by the first day of the Enrollee’s enrollment or within five Calendar Days following the availability of the Enrollment file from the Agency or its Agent, whichever is later:

(1)	The actual date of Enrollment, and the name, telephone number and address of the Enrollee’s PCP assignment.

(2) The Enrollee's ability to choose a different PCP;

(3)	An explanation that a provider directory has been mailed separately with other member materials; and

(4)	The procedures for changing PCPs, including provision of the Health Plan’s toll-free member services telephone number, etc.

12. The last sentence of Attachment II, Section III.B.5., Enrollment Cessation, is hereby amended to read as follows:

The Agency may also limit Health Plan Enrollments when such action is considered to be in the Agency's best interest in accordance with the provisions of this Contract.

13. Attachment II, Section III.B.6., Enrollment Notice, is hereby amended to read as follows:

6. Enrollment Notice

By the first day of the Enrollee’s enrollment or within five Calendar Days following receipt of the Enrollment file from Medicaid or its Agent, whichever is later, the Health Plan shall mail the following information to all new Enrollees:

a.	Notification that Enrollees can change their Health Plan selection, subject to Medicaid limitations.

b.	Enrollment materials regarding PCP choice as described in Section III, B., including the Provider Directory.

c. New Enrollee Materials as described in Section IV.

14. Attachment II, Section III.C.2.a. (1) is hereby deleted in its entirety and replaced with the following:

(1)	The Enrollee moves out of the county, or the Enrollee’s address is incorrect and the Enrollee does not live in the county.

15. Attachment II, Section III.C.2.a. (7) is hereby deleted in its entirety and replaced with the following:

(7) The Enrollee is enrolled in the wrong Health Plan as determined by the Agency.

16. The introductory paragraph of Attachment II, Section III.C.3.a. is hereby deleted in its entirety and replaced with the following:

a.
With proper written documentation, the following are acceptable reasons for which the Health Plan shall submit Involuntary Disenrollment requests to the Agency or its Choice Counselor/Enrollment Broker, as specified by the Agency:

17. The first sentence of Attachment II, Section III.C.3.b. is hereby amended to read as follows:

b.	The Health Plan shall promptly submit such Disenrollment requests to the Agency or its Choice Counselor/Enrollment Broker, as specified by the Agency.

18. Attachment II, Section III.C.3.e. is hereby deleted in its entirety and replaced with the following:

e.
On a monthly basis, the Health Plan shall review its ongoing Enrollment report (FLMR 8200-R0004) to ensure that all Enrollees are residing in the same county in which they were enrolled. The Health Plan shall update the records for all Enrollees who have moved from one county to another, but are still residing in the Health Plan’s Service Area, and provide the Enrollee with a new Provider Directory for that county. For Enrollees with out-of-county addresses on the Enrollment report, the Health Plan shall notify the Enrollee in writing that the Enrollee should contact the Choice Counselor/Enrollment Broker or Medicaid Options, depending on whether the Enrollee moves into a Reform or Non-Reform County, respectively, to choose another Health Plan, or other managed care option available in the Enrollee’s new county, and that the Enrollee will be Disenrolled as a result of the Enrollee's contact with the Choice Counselor/Enrollment Broker or Medicaid Options.

19.	Attachment II, Section III.C.3.f. is hereby deleted in its entirety.

20. Attachment II, Section III.C.3.g. is hereby deleted in its entirety and shall henceforth be referred to as Section III. C.3.f. It is amended to read as follows:

f.
The Health Plan may submit an Involuntary Disenrollment request to the Agency or its Choice Counselor/Enrollment Broker, as specified by the Agency, after providing to the Enrollee at least one (1) verbal warning and at least one (1) written warning of the full implications of his or her failure of actions:

(1)	For an Enrollee who continues not to comply with a recommended plan of health care. Such requests must be submitted at least sixty (60) Calendar Days prior to the requested effective date.

(2)
For an Enrollee whose behavior is disruptive, unruly, abusive or uncooperative to the extent that his or her Enrollment in the Health Plan seriously impairs the organization's ability to furnish services to either the Enrollee or other Enrollees. This Section does not apply to Enrollees with mental health diagnoses if the Enrollee’s behavior is attributable to the mental illness.

21. Attachment II, Section III.C.3.h. shall henceforth be referred to as Attachment II, Section III.C.3.g..

22. Attachment II, Section III.C.3.i. shall henceforth be referred to as Attachment II, Section III.C.3.h.

23. Attachment II, Section IV.A.3. is hereby amended to read as follows:

3. New Enrollee Materials

By the first day of the assigned Enrollee’s enrollment or within five Calendar Days following receipt of the Enrollment file from Medicaid or its Agent, whichever is later, the Health Plan shall mail to the new Enrollee: the Enrollee Handbook; the Provider Directory; the Enrollee Identification; and the following additional materials:

24. Attachment II, Section IV.A.4.a. (28) is hereby amended to read as follows:

(28)	An explanation that Enrollees may choose to have all family members served by the same PCP or they may choose different PCPs;

25. Attachment II, Section IV.A.5. is hereby deleted in its entirety and replaced with the following:

a.
The Health Plan shall mail a Provider Directory to all new Enrollees, including Enrollees who reenrolled after the Open Enrollment period. The Health Plan shall provide the most recently printed Provider Directory and include an addendum listing those physicians, etc., no longer providing services to Enrollees of the Health Plan and those physicians, etc., that have entered into an agreement to provide services to Enrollees of the Health Plan since the Health Plan published the most recently printed Provider Directory. In lieu of the Provider Directory addendum, the Health Plan may enclose a letter, in Times New Roman font, and at the fourth-grade reading level (as is required of all documents mailed to Enrollees) stating that the most recent listing of Providers is available by calling the Health Plan at its toll-free telephone number and at the Health Plan's website and provide the Internet address that will take the Enrollee directly to the online Provider Directory, without having to go to the Health Plan's home page or any other website as a prerequisite to viewing the online Provider Directory. The Health Plan must obtain the Agency's prior written approval of the letter.

b.
The Provider Directory shall include the names, locations, office hours, telephone numbers of, and non-English languages spoken by, current Health Plan Providers. The Provider Directory shall include, at a minimum, information relating to PCPs, specialists, pharmacies, hospitals, certified nurse midwives and licensed midwives, and Ancillary Providers. The Provider Directory shall also identify Providers that are not accepting new patients.

c.
The Health Plan shall maintain an online Provider Directory. The Health Plan shall update the online Provider Directory on, at least, a monthly basis. The Health Plan shall file an attestation to this effect with the Bureau of Managed Health Care and the Bureau of Health Systems Development.

d.
If the Health Plan elects to use a more restrictive pharmacy network than the network available to Medicaid Recipients enrolled in the Medicaid FFS program, then the Provider Directory must include the names of the participating pharmacies. If all pharmacies are part of a chain and are within the Health Plan's Service Area under contract with the Health Plan, the Provider Directory need only list the chain name.

e.
In accordance with section 1932(b) (3) of the Social Security Act, the Provider Directory shall include a statement that some Providers may not perform certain services based on religious or moral beliefs.

f.	The Health Plan shall arrange the Provider Directory as follows:

(1)	Providers are listed in alphabetical order, showing the Provider's name and specialty;

(2) Providers are listed by specialty, in alphabetical order; and

(3)	Behavioral Health Providers are listed by provider type.

26. The final sentence of Attachment II, Section IV.B.7.c. is hereby amended to read as follows:

All RBIs shall contain the following information only for each Potential Enrollee:

27. Attachment II, Section IV.B.7.h. is hereby removed in its entirety.

28. Attachment II, Section V.B.2. is hereby deleted in its entirety and replaced with the following:

2.
The Health Plan may offer, upon written Agency approval, an over-the-counter expanded drug benefit, not to exceed twenty-five dollars ($25.00) per household, per month. Such benefits shall be limited to nonprescription drugs containing a national drug code ("NDC") number, first aid supplies and birth control supplies. Such benefits must be offered directly through the Health Plan's fulfillment house or through a Subcontractor. The Health Plan shall make payments for the over-the-counter drug benefit directly to the Subcontractor, if applicable.

29. The first sentence of Attachment II, Section V.C.1. is hereby amended to read as follows:

1.
The Health Plan is not obligated to provide any services not specified or restricted in this Contract in amount, duration and scope. Enrollees who require services available through Medicaid that are not specified or restricted by the terms of this Contract shall receive those services through the Medicaid Fee-for-Service reimbursement system.

30. Attachment II, Section V.D.2. is hereby amended to read as follows:

2.	Enrollees within thirty (30) Calendar Days prior to adopting the policy with respect to any service.

31. The introductory paragraph of Attachment II, Section V.E.3. is hereby amended to read as follows:

3.
Approved CBPs must comply with the Benefit Grid, the instructions found in Section XII, Reporting Requirements, and in Attachment I. The Agency shall test the Health Plan’s CBP for actuarial equivalency and sufficiency of Benefits, before approving the CBP.

32. Attachment II, Section V.E.3. is hereby amended to add the following:

d.
The Health Plan shall incorporate a requirement into its policies and procedures such that it will send letters of notification to Enrollees regarding exhaustion of benefits for services restricted by unit amount if the amount is more restrictive than Medicaid for the following services: pharmacy; DME; hospital outpatient services not otherwise specified (NOS); hearing services; vision services; chiropractic, podiatry, outpatient physical and respitory therapy and home health services. The Health Plan shall send an exhaustion of benefits letter for any service which is restricted by a dollar amount.

(1)	The Health Plan shall implement said letters upon the written approval of the Agency. The letters of notification include the following:

(a)	A letter notifying an Enrollee when he/she has reached fifty percent (50%) of any maximum annual dollar limit established by the Health Plan for a Benefit;

(b)	A follow-up letter notifying the Enrollee when he/she has reached seventy-five percent (75%) of any maximum annual dollar limit established by the Health Plan for a Benefit; and

(c)	A final letter notifying the Enrollee that he/she has reached the maximum dollar limit established by the Health Plan for a Benefit.

33. Attachment II, Section V.E.5.a. is amended to read as follows:

5.  Emergency Services

a.
The Health Plan shall advise all Enrollees of the provisions governing Emergency Services and Care. The Health Plan shall not deny claims for Emergency Services and Care received at a Hospital due to lack of parental consent. In addition, the Health Plan shall not deny payment for treatment obtained when a representative of the Health Plan instructs the Enrollee to seek Emergency Services and Care in accordance with section 743.64, F.S.

34. Attachment II, Section V.F.2.d. is hereby deleted in its entirety and replaced with the following:

d.
The Health Plan shall authorize Enrollee referrals to appropriate Providers within four (4) weeks of these examinations for further assessment and treatment of conditions found during the examination. The Health Plan shall ensure that the referral appointment is scheduled for a date within six (6) months of the initial examination, or within the time periods set forth in Section VII.D., as applicable.

35. Attachment II, Section V.F.3. is hereby amended to add the following to the end of the paragraph:

Should the Health Plan choose to impose cost sharing, the cost sharing shall be administered in accordance with the Florida Medicaid Coverage and Limitations Handbooks and Florida Medicaid State Plan. The Health Plan shall comply with all State and federal laws pertaining to the collection of any cost sharing provisions.

36. Attachment II, Section V.F.5.d (3) is hereby deleted and replaced with the following:

(3)	The Health Plan shall pay for all Emergency Services and Care in accordance with this Contract.

37. The second and third sentences of Attachment II, Section V.F.6.a. are hereby amended to read as follows:

In cases in which the Enrollee has no identification, or is unable to verbally identify himself/herself when presenting for Behavioral Health Services, the out-of-area, non-participating provider shall notify the Health Plan within twenty-four (24) hours of learning the Enrollee's identity. The out-of-area, non-participating provider shall deliver to the Health Plan the Medical Records that document that the identity of the Enrollee could not be ascertained at the time the Enrollee presented for Emergency Behavioral Health Services due to the Enrollee's condition.

38. The first sentence of Attachment II, Section V.F.12.h. is hereby amended to read as follows:

h.	Pay the immunization administration fee at no less than the Medicaid rate when an Enrollee receives immunizations from a nonparticipating provider, so long as:

39. Attachment II, Section V.F.14.a. (1) - (3) are hereby deleted in its entirety and replaced with the following:

(1)	The Health Plan shall make available those drugs and dosage forms listed in the PDL.

(2)
The Health Plan shall not arbitrarily deny or reduce the amount, duration or scope of prescriptions solely based on the Enrollee’s diagnosis, type of illness or condition. The Health Plan may place appropriate limits on prescriptions based on criteria such as Medical Necessity, or for the purpose of utilization control, provided the Health Plan reasonably expects said limits to achieve the purpose of the Prescribed Drug Services set forth in the Medicaid State Plan.

(3)	The Health Plan shall make available those drugs not on the PDL, when requested and approved, if the drugs on the PDL have been used in a step therapy sequence or when other documentation is provided.

(4)
The Health Plan shall submit an updated PDL to the Agency annually, by October 1 of each Contract Year, and provide thirty (30) days written notice of any changes to the Bureau of Managed Health Care and Pharmacy Services.

40. Attachment II, Section V.F.14.d. (3) (d) is hereby added as follows:

(5)
The Health Plan shall ensure that it complies with all aspects and surveying requirements set forth in Policy Transmittal 06-01, Hernandez Settlement Requirements, an electronic copy of which can be found at:

http://www.fdhc.state.fl.us/MCHQ/Managed_Health_Care/MHMO/med_prov.shtml

41. Attachment II, Section V.F.14.d. (5) the first two sentences are hereby amended as follows:

(5)	The Health Plan may delegate any or all functions to one (1) or more Pharmacy Benefits Administrators (PBA). Before entering into a Subcontract, the Health Plan shall:

42. Attachment II, Section V.F.14.e. (1) and (2) are hereby deleted in their entirety and replaced with the following:

(1)	Writes in his/her own handwriting on the valid prescription that the “Brand Name is Medically Necessary” (pursuant to Section 465.025, F.S.); and

(2)
Submits a completed “Multisource Drug and Miscellaneous Prior Authorization” form to the Health Plan indicating that the Enrollee has had an adverse reaction to a generic drug or has had, in the prescriber’s medical opinion, better results when taking the brand-name drug.

43. The second sentence of Attachment II, Section V.F.18.a. is hereby replaced with the following two sentences:

The Health Plan shall comply with the limitations and exclusions in the Medicaid Transportation Coverage, Limitations & Reimbursement Handbook (the “Transportation Handbook”), including Emergency Transportation Services. In any instance where compliance conflicts with the terms of this Contract, the Contract terms shall take precedence.

44. Attachment II, Section VI.A.1.a. is hereby added as follows:

a.
Nothing in this contract shall be construed as preventing the plan from substituting additional services supported by nationally recognized  evidence based clinical guidelines for those provided in the Handbooks described above, or from using different or alternative services, based on nationally recognized evidence based practices, methods, or approaches to assist individual enrollees, provided that the net effect of this substitution and these alternatives is that the overall benefits available to the enrollee are at least equivalent to those described in the applicable Handbooks.  Provision of substitution or alternate services shall not supplant or relieve the plan from providing covered services if needed.

45. Attachment II, Section VI.A.3.i. is hereby deleted in its entirety and replaced with the following:

i.	Florida Assertive Community Treatment Services (FACT)

(a)
The Health Plan shall not be responsible for the provision of Behavioral Health Services to Enrollees assigned to a FACT team by the DCF Substance Abuse and Mental Health Program (SAMH) Office. The Health Plan shall disenroll these Enrollees from the Health Plan so that the Enrollees can receive all Behavioral Health Services through the funding mechanism developed by DCF/SAMH and AHCA.

46. Attachment II, Section VI.A.6. is hereby deleted in its entirety and replaced with the following:

6.
Services available under the Health Plan shall represent a comprehensive range of appropriate services for both Children/Adolescents and adults who experience impairments ranging from mild to severe and persistent. This Section outlines the Agency’s expectations and requirements related to each of the categories of service.

a.	The Health Plan may provide Expanded Services under the Contract as a substitution of care or downward substitution.

b.	When the Health Plan intends to provide a service as a downward substitution, the provider must use clinical rationale for determining the benefit of the service to the Enrollee.

47. The second and third sentences of Attachment II, Section VI.B.1.f. are hereby deleted in their entirety and replaced with the following:

These bed days are calculated on a two (2) for one (1) basis.

48. Attachment II, Section VI.H.2.a. through VI.H.2.d. are hereby deleted in their entirety and replaced with the following:

a. Up to four (4) sessions of individual or group therapy;

b. One (1) psychiatric medical session;

c. Two (2) one-hour intensive therapeutic on-site; or

d. Six (6) days of day treatment services.

49. Attachment II, Section VI.H.3. is hereby amended to remove the second period following the Section designation number.

50. Attachment II, Section VI.Q. is hereby added:

Q.  Community Behavioral Health Services Annual 80/20 Expenditure Report

By April 1 of each year, Health Plans shall provide a breakdown of expenditures related to the provision of community behavioral health services, using the spreadsheet template provided by the Agency (see Section XII, Reporting Requirements).  In accordance with Section 409.912, F.S., eighty percent (80%) of the Capitation Rate paid to the plan by the Agency shall be expended for the provision of community behavioral health services.  In the event the Health Plan expends less than eighty percent (80%) of the Capitation Rate, the Health Plan shall return the difference to the Agency no later than May 1 of each year.

1.   For reporting purposes in accordance with this section, ‘community behavioral health services’ are defined as those services that the Health Plan is required to provide as listed in the Community Mental Health Services Coverage and Limitations Handbook and the Mental Health Targeted Case Management Coverage and Limitations handbook.

2.   For reporting purposes in accordance with this section ‘expended’ means the total amount, in dollars, paid directly or indirectly to community behavioral health services providers solely for the provision of community behavioral health services, not including administrative expenses or overhead of the plan.  If the report indicates that a portion of the capitation payment is to be returned to the Agency, the Health Plan shall submit a check for that amount with the Behavioral Health Services Annual 80/20 Expenditure Report that the Health Plan provides to the Agency.

51. The first sentence of Attachment II, Section VII.A.4. is hereby deleted in its entirety and amended to read as follows:

4.
By November 30, 2006, the Health Maintenance Organizations and other licensed managed care organizations shall register all network providers with the Agency’s Fiscal Agent, in the manner, and format determined by the Agency.

52. Attachment II, Section VII.A.11. is hereby deleted in its entirety and replaced with the following:

11.
The Health Plan shall not discriminate with respect to participation, reimbursement, or indemnification as to any provider, whether participating or nonparticipating, who is acting within the scope of the provider's license or certification under applicable State law, solely on the basis of such license or certification, in accordance with Section 1932(b) (7) of the Social Security Act (as enacted by section 4704(a) of the Balanced Budget Act of 1997). The Health Plan is not prohibited from including providers only to the extent necessary to meet the needs of the Health Plan's Enrollees or from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the Health Plan. If the Health Plan declines to include individual providers or groups of providers in its network, it must give the affected providers written notice of the reason for its decision.

53. The last sentence of Attachment II, Section VII.B.1(c) is hereby amended to read as follows:

(c)	Coverage must be provided by a Medicaid eligible PCP.

54. Attachment II, Section VII.B.3. is hereby amended to read as follows:

3.	At least annually, the Health Plan shall review each PCP’s average wait times to ensure services are in compliance with Section VII, D., Appointment Waiting Times and Geographic Access Standards.

55. Attachment II, Section VII.C.8. is hereby amended to read as follows:

8. Pharmacy

If the Health Plan elects to use a more restrictive pharmacy network than the non-Medicaid Reform Fee-for-Service network, the Health Plan shall provide at least one (1) licensed pharmacy per 2,500 Enrollees. The Health Plan shall ensure that its contracted pharmacies comply with the Settlement Agreement to Hernandez, et al. v. Medows (case number 02-20964 Civ-Gold/ Simonton) (HSA).

56. The first paragraph of Attachment II, Section VII.I.3. is hereby amended to read as follows:

3.
The Health Plan shall make a good faith effort to give written notice of termination within fifteen (15) days after receipt of a termination notice to each Enrollee who received his or her primary care from, or was seen on a regular basis by, a terminated provider.

57. The second sentence of Attachment II, Section VIII.A.1.e. is hereby amended to read as follows:

The Agency will set methodology and standards for Quality Improvement (QI) with advice from the EQRO.

58. The second sentence of Attachment II, Section VIII.A.2.b. is hereby amended to read as follows:

b.	The Health Plan's Medical Director shall serve as either the Chairman or Co-Chairman of the QIP Committee.

59. The last sentence of Attachment II, Section VIII.A.3.d. is hereby amended to read as follows:

d.	The Health Plan shall provide an action plan to address the results of the CAHPS Survey within two (2) months of receipt of the written request from the Agency.

60. Attachment II, Section VIII.A.3.h is hereby deleted in its entirety and replaced with the following:

h.	Credentialing and Recredentialing

(1)
The Health Plan shall be responsible for the credentialing and recredentialing of its Provider network. Hospital ancillary Providers are not required to be independently credentialed if those Providers only provide services to the Health Plan Enrollees through the Hospital.

(2)
The Health Plan shall establish and verify credentialing and recredentialing criteria for all professional Providers that, at a minimum, meet the Agency's Medicaid participation standards. The Agency’s criteria includes:

(a)	A copy of each Provider's current medical license pursuant to Section 641.495, F.S

(b)	No receipt of revocation or suspension of the Provider's State License by the Division of Medical Quality Assurance, Department of Health.

(c)	No ongoing investigation(s) by Medicaid Program Integrity, Medicaid Fraud Control Unit, Medicare, Medical Quality Assurance, or other governmental entities.

(d)	Conduct a background check with the Florida Department of Law Enforcement (FDLE) for all treating providers not currently enrolled in Medicaid’s Fee-for-Service program.

(i)	If exempt from the criminal background screening requirements, a copy of the screen print of the Provider’s current Department of Health licensure status and exemption reason must be included.

(ii)
The Health Plan shall not contract with any Provider who has a record of illegal conduct; i.e., found guilty of, regardless of adjudication, or who entered a plea of nolo contendere or guilty to any of the offenses listed in Section 435.03, F.S.

(e)
Proof of the Provider's medical school graduation, completion of residency and other postgraduate training. Evidence of board certification shall suffice in lieu of proof of medical school graduation, residency and other postgraduate training.

(f)	Evidence of specialty board certification, if applicable.

(g)	Evidence of the Provider's professional liability claims history.

(h)	Any sanctions imposed on the Provider by Medicare or Medicaid.

(3)
The Health Plan's credentialing and recredentialing files must document the education, experience, prior training and ongoing service training for each staff member or Provider rendering Behavioral Health Services.

(4)	The Health Plan's credentialing and recredentialing policies and procedures shall be in writing and include the following:

(a)	Formal delegations and approvals of the credentialing process.

(b)	A designated credentialing committee.

(c)	Identification of Providers who fall under its scope of authority.

(d)	A process which provides for the verification of the credentialing and recredentialing criteria required under this Contract.

(e)	Approval of new Providers and imposition of sanctions, termination, suspension and restrictions on existing Providers.

(f)	Identification of quality deficiencies which result in the Health Plan's restriction, suspension, termination or sanctioning of a Provider.

(5)	The credentialing and recredentialing processes must also include verification of the following additional requirements for physicians and must ensure compliance with 42 CFR 438.214:

(a)
Good standing of privileges at the Hospital designated as the primary admitting facility by the PCP or if the PCP does not have admitting privileges, good standing of privileges at the Hospital by another Provider with whom the PCP has entered into an arrangement for Hospital coverage.

(b)	Valid Drug Enforcement Administration (DEA) certificates, where applicable.

(c)
Attestation that the total active patient load (all populations with Medicaid FFS, CMS Network, HMO, Health Plan, Medicare and commercial coverage) is no more than 3,000 patients per PCP. An active patient is one that is seen by the Provider a minimum of three (3) times per year.

(d)	A good standing report on a site visit survey. For each PCP and OB/GYN Provider, documentation in the Health Plan’s credentialing files regarding the site survey shall include the following:

i.	Evidence that the Health Plan has evaluated the Provider's facilities using the Health Plan's organizational standards.

ii.	Evidence that the Health Plan has evaluated the Provider's medical record keeping practices at each site to ensure conformity with the Health Plan's organizational standards.

iii.
Evidence that the Health Plan has determined that the following documents are posted in the Provider's waiting room/reception area: the Agency’s statewide consumer call center telephone number, including hours of operation and a copy of the summary of Florida’s Patient’s Bill of Rights and Responsibilities, in accordance with Section 381.026, F.S.; the Provider has a complete copy of the Florida Patient’s Bill of Rights and Responsibilities, available upon request by an Enrollee, at each of the Provider's offices.

iv.	The Provider's waiting room/reception area has a consumer assistance notice prominently displayed in the reception area in accordance with Section 641.511, F.S.

(e)	Attestation to the correctness/completeness of the Provider's application.

(f)	Statement regarding any history of loss or limitation of privileges or disciplinary activity as described in Section 456.039, F.S.

(g)	A statement from each Provider applicant regarding the following:

i.	Any physical or mental health problems that may affect the Provider's ability to provide health care;

ii.	Any history of chemical dependency/substance abuse;

iii.	Any history of loss of license and/or felony convictions; and

iv.	The Provider is eligible to become a Medicaid provider.

(h)	Current curriculum vitae, which includes at least five (5) years of work history.

(6)	The Health Plan shall recredential its Providers at least every three (3) years.

(7)	The Health Plan shall develop and implement an appeal procedure for Providers against whom the Health Plan has imposed sanctions, restrictions, suspensions and/or terminations.

(8)
The Health Plan shall submit a Provider Network for initial or expansion review to the Agency for approval only when the Health Plan has satisfactorily completed the minimum standards required in Section VII, Provider Network and the minimum credentialing steps required in Section VIII.A.3.h.(2), (3) and (5).

61. The second sentence of Attachment II, Section VIII.A.4.d. is hereby amended to read as follows:

If the Health Plan fails to provide a CAP within the time specified by the Agency, the Agency shall sanction the Health Plan in accordance with the provisions of Section XIV, Sanctions, and may immediately terminate all Enrollment activities and Mandatory Assignments.

62. Attachment II, Section VIII.B.3.a. is hereby deleted in its entirety and replaced with the following:

a.
The Health Plan shall notify the Enrollee, in writing, using language at or below the fourth grade reading level, of any Action taken by the Health Plan to deny a Service Authorization request, or limit a service in amount, duration, or scope that is less than requested (42 CFR 438.404(a) and (c) and 42 CFR 438.10(c) and (d)).

63. Attachment II, Section VIII.B.3.c.(1) is hereby deleted in its entirety and replaced with the following:

(1)
At least ten (10) Calendar Days before the date of the Action or fifteen (15) Calendar Days if the notice is sent by Surface Mail (five [5] Calendar Days if the Health Plan suspects Fraud on the part of the Enrollee) (42 CFR 431.211, 42 CFR 431.213 and 42 CFR 431.214).

64. Attachment II, Section VIII.B.4.c. is hereby deleted in its entirety and replaced with the following:

c.	Case Management follow-up services for Children/Adolescents who the Health Plan identifies through blood Screenings as having abnormal levels of lead.

65. Attachment II, Section VIII.B.5.e. is hereby amended to read as follows:

e.
The Health Plan shall use the Enrollees’ health risk assessments and/or released Medical Records to identify Enrollees who have not received CHCUP Screenings in accordance with the Agency approved periodicity schedule.

66. The first sentence of Attachment II, Section VIII.B.5.g. is hereby amended to read as follows:

Within thirty (30) Calendar Days of Enrollment, the Health Plan shall notify Enrollees of, and ensure the availability of, a Screening for all Enrollees known to be pregnant or who advise the Health Plan that they may be pregnant.

67. The last sentence of Attachment II, Section VIII.B.5.n. is hereby amended to read as follows:

Examples include hospitalization of a spouse or caregiver, or increased impairment of an Enrollee living alone, that results in an Enrollee who is suddenly unable to manage basic needs without immediate help, hospitalization or nursing home placement.

68. Attachment II, Section VIII.B.6.a. is hereby deleted in its entirety and replaced with the following:

a.
The Health Plan shall develop and implement Disease Management programs for Enrollees living with chronic conditions. The Disease Management initiatives shall include, but are not limited to, asthma, HIV/AIDS, diabetes, congestive heart failure and hypertension. The Health Plan may develop and implement additional Disease Management programs for its Enrollees.

69. Attachment II, Section VIII.B.6.b. is hereby amended to read as follows:

b. The Disease Management programs shall include the following components:

70. Attachment II, Section VIII.B.6.d. is hereby deleted in its entirety and replaced with the following:

d.
Patient satisfaction surveys for each of the five (5) chronic conditions specified in Subsection a., above, will be conducted from a statistically valid sample of the Health Plan’s respective Enrollee population identified with each chronic condition by either the Health Plan or the Agency’s Disease Management Patient Satisfaction Survey vendor.  The Agency will notify the Health Plan by April 1, 2007, regarding whether the Health Plan or the Agency’s vendor will conduct the Disease Management Patient Satisfaction Surveys.  These surveys will be conducted on a quarterly-rotational basis so that the results are received by Agency by the thirtieth (30th) of the month following the quarter being reported. The Agency may use the results of these surveys in Health Plan comparison information provided by the Choice Counselor/Enrollment Broker to Potential Enrollees.

(1)
If the Health Plan implements Disease Management programs for other chronic conditions in addition to the five (5) chronic conditions specified in Subsection B.6.a., above, the Health Plan must receive prior written approval from the Agency before adding patient satisfaction surveys for these additional Disease Management programs.

(2)
The Agency shall provide the Health Plan with the Disease Management patient satisfaction survey schedule, including start dates, end dates, and result submission dates, for the Contract Period by July 1, 2007.

(a)
If the Agency’s vendor conducts the patient satisfaction surveys, the Health Plan shall provide the vendor with the necessary Enrollee and Health Plan information and data to conduct the surveys for the Health Plan’s Enrollees in accordance with the Agency’s Disease Management patient satisfaction survey schedule.

(b)
If the Agency determines that the Health Plan will conduct the Disease Management patient satisfaction surveys, the Agency will provide the Health Plan with the required sampling methodology and survey specifications by July 1, 2007.

(c)
If the Agency determines that the Health Plan will conduct the Disease Management patient satisfaction surveys, the Health Plan will conduct the surveys in accordance with Agency survey specifications and shall submit patient satisfaction survey results in the format and with the information prescribed by the Agency.

71.	Attachment II, Section VIII.B.6.e. is hereby added to read:

e.
The Agency will notify the Health Plan by April 1, 2007, regarding whether the Health Plan or the Agency’s Disease Management Provider satisfaction survey vendor will conduct Disease Management Provider satisfaction surveys.

(1)	The Agency shall provide the Health Plan with the Disease Management Provider satisfaction survey schedule for the Contract Period by July 1, 2007.

(2)
If the Agency’s vendor conducts the Provider satisfaction surveys, the Health Plan shall provide the vendor with the necessary Provider and Health Plan information and data to conduct the surveys for the Health Plan’s Providers in accordance with the Agency’s Disease Management Provider satisfaction survey schedule.

(3)
If the Agency determines that the Health Plan will conduct the Disease Management Provider satisfaction surveys, the Health Plan will conduct surveys in accordance with Agency survey specifications and shall submit Provider satisfaction survey results in the format and with the information prescribed by the Agency.

(4)
If the Agency determines that the Health Plan will conduct the Disease Management patient satisfaction surveys, the Agency will provide the Health Plan with the required sampling methodology and survey specifications by July 1, 2007.

72. Attachment II, Section VIII.B.7.g. is hereby amended to read as follows:

The Health Plan may offer an Agency approved program for pregnant women in order to encourage the commencement of prenatal care visits in the first (1st) trimester of pregnancy. The Health Plan’s prenatal and postpartum care Incentive Program must be aimed at promoting early intervention and prenatal care to decrease infant mortality and low birth weight and to enhance healthy birth outcomes. The prenatal and postpartum incentives may include the provision of maternity and health related items and education.

73. Attachment II, Section IX, Grievance System Requirements, is hereby deleted in its entirety and replaced with the following:

Section IX
Grievance System

A. General Requirements

1.
The Health Plan shall have a Grievance System in place that includes a Grievance process, an Appeal process and access to the Medicaid Fair Hearing system. The Health Plan’s Grievance System shall comply with the requirements set forth in Section 641.511, F.S., if applicable, and with all applicable federal and State laws and regulations, including 42 CFR 431.200 and 42 CFR 438, Subpart F, “Grievance System.”

2.
The Health Plan must develop and maintain written policies and procedures relating to the Grievance System and must provide its Grievance Procedures to the Agency for approval. Before implementation, the Agency must give the Health Plan written approval of the Health Plan’s Grievance System policies and procedures.

3.
The Health Plan shall refer all Enrollees and/or providers, on behalf of the Enrollee, (whether the provider is a participating Provider or a nonparticipating provider) who are dissatisfied with the Health Plan or its Actions to the Health Plan’s Grievance/Appeal Coordinator for processing in accordance with this Contract and the Health Plan's Agency-approved policies and procedures.

4.
The Health Plan's Grievance System must include an additional grievance resolution process, as set forth in Section 408.7056, F.S., and referred to in this Contract as the Subscriber Assistance Program (SAP).

5.
The Health Plan must give Enrollees reasonable assistance in completing forms and other procedural steps, including, but not limited to, providing interpreter services and toll-free numbers with TTY/TDD and interpreter capability.

6.	The Health Plan must acknowledge, in writing, receipt of Appeal, unless the Enrollee or provider requests an expedited resolution.

7.
The Health Plan shall ensure that none of the decision makers on a Grievance or Appeal were involved in any of the previous levels of review or decision-making and that all decision makers are health care professionals with clinical expertise in treating the Enrollee's condition or disease when deciding any of the following:

a. An Appeal of a denial that is based on lack of Medical Necessity;

b.	A Grievance regarding the denial of an expedited resolution of an Appeal; and

c. A Grievance or Appeal that involves clinical issues.

8.
The Health Plan shall allow the Enrollee, and/or the Enrollee's representative, an opportunity to examine the Enrollee's case file before and during the Appeal process, including all medical records and any other documents and records.

9.	The Health Plan shall consider the Enrollee, the Enrollee's representative or the representative of a deceased Enrollee's estate as parties to the Grievance/Appeal.

10.
The Health Plan shall include information (including all related policies, procedures and time frames) regarding Grievances, Appeals and Medicaid Fair Hearings in the Health Plan's Provider Manual. The Health Plan shall provide a copy of the Provider Manual to all Providers/Subcontractors at the time the Plan enters into agreements with said Providers/Subcontractors.

11.
The Enrollee Handbook and the Provider Manual must clearly specify all necessary procedural steps for filing Grievances, Appeals and Medicaid Fair Hearings, as set forth in Section IV.A.2. and 4., above, including:

(a)	Enrollee rights to file Grievances and Appeals and all requirements and time frames for filing Grievances and Appeals.

(b)	The Health Plan's Grievances and Appeals Coordinator’s address, toll-free telephone number and office hours.

(c)	The availability of assistance to Enrollees in filing Grievances, Appeals and Medicaid Fair Hearings.

(d)	Enrollee rights to a Medicaid Fair Hearing and the method for obtaining a Medicaid Fair Hearing, including the address for pursuing a Medicaid Fair Hearing:

Office of Public Assistance Appeals Hearings
1317 Winewood Boulevard, Building 5, Room 203
Tallahassee, FL 32399-0700

(e)	The rules that govern representation at the Medicaid Fair Hearing.

(f)
A statement explaining the Enrollee's right to request a continuation of benefits during an Appeal and/or Medicaid Fair Hearing and a statement that if the Health Plan's Action is upheld in any Medicaid Fair Hearing, the Health Plan may hold the Enrollee liable for the cost of any continued Benefits.

(g)	A detailed explanation of the proper procedure for an Enrollee to request a continuation of benefits during an Appeal and/or Medicaid Fair Hearing.

(h)
An explanation regarding the Enrollee's rights to appeal to the Agency and the SAP after exhausting the Health Plan's Appeal/Grievance process, with the following exception: pursuant to Sections 408.7056 and 641.511, F.S., the SAP will not consider a Grievance or Appeal taken to a Medicaid Fair Hearing.

(i)
The information set forth in the Enrollee Handbook and the Provider Manual must explain that an Enrollee must request a review by the SAP within one (1) year of receipt of the final decision letter from the Health Plan, must explain how to initiate a review by the SAP and must include the SAP's address and telephone number:

Agency for Health Care Administration
Subscriber Assistance Program
Building 1, MS #26
2727 Mahan Drive, Tallahassee, Florida 32308
(850) 921-5458
(888) 419-3456 (toll-free)

12.
The Health Plan shall maintain a record/log of all Grievances, Appeals and Medicaid Fair Hearings in accordance with the terms of this Contract and to fulfill the reporting requirements as set forth in Section XII, Reporting Requirements.

13.	The Health Plan shall maintain a separate log for calls relating to the Hernandez Settlement Agreement (HSA) in accordance with Section V.F.14.d.(1).

B. The Grievance Process

1.	The Grievance process is the Health Plan's procedure for addressing Enrollee Grievances, which are expressions of dissatisfaction about any matter other than Action.

2.
An Enrollee may file a Grievance, or a provider (whether a participating Provider or a nonparticipating provider) acting on behalf of the Enrollee and with the Enrollee's written consent, may file a Grievance.

3.	The Health Plan must complete the Grievance process in time to permit the Enrollee's disenrollment to be effective in accordance with the time frames specified in 42 CFR 438.56(e)(1).

4. General Health Plan Duties

a.	The Health Plan must:

(1)	Resolve each Grievance within State-established time frames not to exceed ninety (90) Calendar Days from the day the Health Plan received the initial Grievance request, be it oral or in writing;

(2)
Notify the Enrollee, in writing, within ninety (90) Calendar Days of the resolution of the Grievance. The notice of disposition shall include the results and date of the resolution of the Grievance, and for decisions not wholly in the Enrollee's favor, the notice of disposition shall include:

(a)	Notice of the right to request a Medicaid Fair Hearing if applicable;

(b)	Information necessary to allow the Enrollee/provider to request a Medicaid Fair Hearing, including the contact information necessary to pursue a Medicaid Fair Hearing (see Section IX.D., below);

(3)	Provide the Agency with a copy of the written notice of disposition upon request; and

(4)	Ensure that no punitive action is taken against a provider who files a Grievance on behalf of an Enrollee, or supports an Enrollee's Grievance.

b.
The Health Plan may extend the Grievance resolution time frame by up to fourteen (14) Calendar Days if the Enrollee requests an extension, or the Health Plan documents that there is a need for additional information and that the delay is in the Enrollee's best interest.

(1)	If the extension is not requested by the Enrollee, the Health Plan must give the Enrollee written notice of the reason for the delay.

c. Filing Requirements

(1)	The Enrollee or provider may file a Grievance within one (1) year after the date of occurrence that initiated the Grievance.

(2)
The Enrollee or provider may file a Grievance either orally or in writing. An oral request may be followed with a written request; however, the timeframe for resolution begins the date the plan receives the oral request.

C.	The Appeal Process

1.	The Appeal process is the Health Plan's procedure for addressing Enrollee Appeals, which are requests for review of an Action.

2.	An Enrollee, or a provider (whether a participating Provider or a nonparticipating provider) acting on behalf of an Enrollee and with the Enrollee's written consent, may file an Appeal.

3.	The Appeal procedure must be the same for all Enrollees.

4. General Health Plan Duties

a.	The Health Plan shall:

(1)	Confirm in writing all oral inquiries seeking an Appeal, unless the Enrollee or provider requests an expedited resolution;

(2)	If the resolution is in favor of the Enrollee, provide the services as quickly as the Enrollee's health condition requires;

(3)	Provide the Enrollee or provider with a reasonable opportunity to present evidence and allegations of fact or law, in person and/or in writing;

(4)
Allow the Enrollee, and/or the Enrollee's representative, an opportunity before and during the Appeal process to examine the Enrollee's case file, including all Medical Records and any other documents and records;

(5)	Consider the Enrollee, the Enrollee's representative or the representative of a deceased Enrollee's estate as parties to the Appeal;

(6)	Continue the Enrollee's Benefits if:

(a)	The Enrollee files the Appeal in a timely manner, meaning on or before the later of the following:

(i)	Within ten (10) Business Days of the date on the notice of Action (add five [5] Business Days if the notice is sent via Surface Mail); or

(ii)	The intended effective date of the Health Plan’s proposed Action.

(b)	The Appeal involves the termination, suspension or reduction of a previously authorized course of treatment;

(c) The services were ordered by an authorized provider;

(d) The authorization period has not expired; and/or

(e) The Enrollee requests extension of Benefits.

(7)
Provide written notice of the resolution of the Appeal, including the results and date of the resolution within two (2) business days after the resolution. For decisions not wholly in the Enrollee's favor, the notice of resolution shall include:

(a) Notice of the right to request a Medicaid Fair Hearing;

(b)	Information about how to request a Medicaid Fair Hearing, including the DCF address necessary for pursuing a Medicaid Fair Hearing, as set forth in Section IX.D., below;

(c)	Notice of the right to continue to receive Benefits pending a Medicaid Fair Hearing;

(d)	Information about how to request the continuation of Benefits;

(e)	Notice that if the Health Plan's Action is upheld in a Medicaid Fair Hearing, the Enrollee may be liable for the cost of any continued Benefits; and

(f)
Pursuant to Section 408.7056, F.S., the Health Plan must notify the Enrollee/provider that if the Appeal is not resolved to the satisfaction of the Enrollee/provider, the Enrollee/provider has one (1) year from the date of the occurrence that initiated the Appeal in which to request review of the Health Plan's decision concerning the Appeal by the SAP. The notice must explain how to initiate such a review and include the address and toll-free telephone numbers of the Agency and the SAP, as provided in Section IX.A.11(i), above.

(8)	Provide the Agency with a copy of the written notice of disposition upon request; and

(9)	Ensure that punitive action is not taken against a provider who files an Appeal on behalf of an Enrollee or supports an Enrollee's Appeal.

b.	If the Health Plan continues or reinstates the Enrollee’s Benefits while the Appeal is pending, the Health Plan must continue providing the Benefits until one (1) of the following occurs:

(1) The Enrollee withdraws the Appeal;

(2)
Ten (10) Business Days pass from the date of the Health Plan's notice of resolution of the appeal if the resolution is adverse to the enrollee and if the Enrollee has not requested a Medicaid Fair Hearing with continuation of Benefits until a Medicaid Fair Hearing decision is reached.

(3)	The Medicaid Fair Hearing panel's decision is adverse to the Enrollee; or

(4)	The authorization to provide services expires, or the Enrollee meets the authorized service limits.

c.
If the final resolution of the Appeal is adverse to the Enrollee, the Health Plan may recover the costs of the services furnished from the Enrollee while the Appeal was pending to the extent that the services were furnished solely because of the requirements of this Section.

d.
If services were not furnished while the Appeal was pending and the Appeal panel reverses the Plan's decision to deny, limit or delay services, the Health Plan must authorize or provide the disputed services promptly and as quickly as the Enrollee's health condition requires.

e.
If the services were furnished while the Appeal was pending and the Appeal panel reverses the Plan's decision to deny, limit or delay services, the Health Plan must pay for disputed services in accordance with State policy and regulations.

5. Filing Requirements

a.	The Enrollee/provider must file an Appeal within thirty (30) Calendar Days of receipt of the notice of the Health Plan's Action.

b.
The Enrollee/provider may file an Appeal either orally or in writing. If the filing is oral, the Enrollee/provider must also file a written, signed Appeal within thirty (30) Calendar Days of the oral filing. The Health Plan shall notify the requesting party that it must file the written request within ten (10) Business Days after receipt of the oral request. For oral filings, time frames for resolution of the Appeal begin on the date the Health Plan receives the oral filing.

c.
The Health Plan shall resolve each Appeal within State-established time frames not to exceed forty-five (45) Calendar Days from the day the Plan received the initial Appeal request, whether oral or in writing.

d.	If the resolution is in favor of the Enrollee, the Health Plan shall provide the services as quickly as the Enrollee's health condition requires.

e.
The Health Plan may extend the resolution time frames by up to fourteen (14) Calendar Days if the Enrollee requests an extension, or the Health Plan documents that there is a need for additional information and that the delay is in the Enrollee's best interest.

(1)	If the extension is not requested by the Enrollee, the Health Plan must give the Enrollee written notice of the reason for the delay.

(2)	The Health Plan must provide written notice of the extension to the Enrollee within five (5) Business Days of determining the need for an extension.

6. Expedited Process

a.
The Health Plan shall establish and maintain an expedited review process for Appeals when the Health Plan determines, the Enrollee requests or the provider indicates (in making the request on the Enrollee's behalf or supporting the Enrollee's request) that taking the time for a standard resolution could seriously jeopardize the Enrollee's life, health or ability to attain, maintain or regain maximum function.

b.
The Enrollee/provider may file an expedited Appeal either orally or in writing. No additional written follow-up on the part of the Enrollee/provider is required for an oral request for an expedited Appeal.

c. The Health Plan must:

(1)	Inform the Enrollee of the limited time available for the Enrollee to present evidence and allegations of fact or law, in person and in writing;

(2)
Resolve each expedited Appeal and provide notice to the Enrollee, as quickly as the Enrollee's health condition requires, within State established time frames not to exceed seventy-two (72) hours after the Health Plan receives the Appeal request, whether the Appeal was made orally or in writing;

(3)	Provide written notice of the resolution in accordance with Section IX. C.4.a.(7) of the expedited Appeal to the Enrollee;

(4)	Make reasonable efforts to provide oral notice of resolution to the Enrollee immediately after the Appeal panel renders a decision; and

(5)	Ensure that punitive action is not taken against a provider who requests an expedited resolution on the Enrollee's behalf or supports an Enrollee's request for expedited resolution of an Appeal.

d.	If the Health Plan denies a request for an expedited resolution of an Appeal, the Health Plan must:

(1)
Transfer the Appeal to the standard time frame of no longer than forty-five (45) Calendar Days from the day the Health Plan received the request for Appeal (with a possible fourteen [14] day extension);

(2)	Make all reasonable efforts to provide immediate oral notification of the Health Plan's denial for expedited resolution of the Appeal;

(3)	Provide written notice of the denial of the expedited Appeal within two (2) Calendar Days; and

(4)	Fulfill all requirements set forth in Section IX.C.1. - 5., above.

7.	Submission to the Subscriber Assistance Program (SAP)

(1)	Before filing with the SAP, the Enrollee/provider must complete the Health Plan’s Appeal process.

(2)	The Enrollee/provider must submit the Appeal to the SAP within one (1) year of receipt of the final decision letter.

(3)	The SAP will not consider a Grievance or Appeal taken to a Medicaid Fair Hearing.

D. Medicaid Fair Hearing System

1.
As set forth in Rule 65-2.042, FAC, the Health Plan's Grievance Procedure and Appeal and Grievance processes shall state that the Enrollee has the right to request a Medicaid Fair Hearing, in addition to, and at the same time as, pursuing resolution through the Health Plan's Grievance and Appeal processes.

a.	A provider must have an Enrollee's written consent before requesting a Medicaid Fair Hearing on behalf of an Enrollee.

b.	The parties to a Medicaid Fair Hearing include the Health Plan, as well as the Enrollee, his/her representative or the representative of a deceased Enrollee's estate.

2. Filing Requirements

a.	The Enrollee/provider may request a Medicaid Fair Hearing within ninety (90) days of the date of the notice of the Health Plan's resolution of the Enrollee’s Grievance/Appeal by contacting DCF at:

The Office of Appeal Hearings
1317 Winewood Boulevard, Building 5, Room 203
Tallahassee, Florida 32399-0700

3. General Health Plan Duties

a. The Health Plan must:

(1)	Continue the Enrollee's Benefits while the Medicaid Fair Hearing is pending if:

(a)	The Medicaid Fair Hearing is filed timely, meaning on or before the later of the following:

(i)	Within ten (10) Business Days of the date on the notice of Action (add five [5] Business Days if the notice is sent via Surface Mail);

(ii)	The intended effective date of the Health Plan's proposed Action.

(b)	The Medicaid Fair Hearing involves the termination, suspension or reduction of a previously authorized course of treatment;

(c) The services were ordered by an authorized provider;

(d) The authorization period has not expired; and/or

(e) The Enrollee requests extension of Benefits.

(2)	Ensure that punitive action is not taken against a provider who requests a Medicaid Fair Hearing on an Enrollee's behalf or supports an Enrollee's request for a Medicaid Fair Hearing.

b.	If the Health Plan continues or reinstates Enrollee Benefits while the Medicaid Fair Hearing is pending, the Health Plan must continue said Benefits until one (1) of the following occurs:

(1) The Enrollee withdraws the request for a Medicaid Fair Hearing;

(2)
Ten (10) Business Days pass from the date of the Health Plan's notice of resolution of the appeal if the resolution is adverse to the enrollee and the Enrollee has not requested a Medicaid Fair Hearing with continuation of benefits until a Medicaid Fair Hearing decision is reached (add five [5] Business Days if the Health Plan sends the notice of Action by Surface Mail);

(3)	The Medicaid Fair Hearing officer renders a decision that is adverse to the Enrollee; and/or

(4)	The Enrollee's authorization expires or the Enrollee reaches his/her authorized service limits.

4.
If the final resolution of the Medicaid Fair Hearing is adverse to the Enrollee, the Health Plan may recover the costs of the services furnished while the Medicaid Fair Hearing was pending to the extent that the services were furnished solely because of the requirements of this Section.

5.
If services were not furnished while the Medicaid Fair Hearing was pending, and the Medicaid Fair Hearing resolution reverses the Health Plan's decision to deny, limit or delay services, the Health Plan must authorize or provide the disputed services as quickly as the Enrollee's health condition requires.

6.
If the services were furnished while the Medicaid Fair Hearing was pending, and the Medicaid Fair Hearing resolution reverses the Plan's decision to deny, limit or delay services, the Health Plan must pay for disputed services in accordance with State policy and regulations.

74. Attachment II, Section X.C.1.b. is hereby amended to read as follows:

b.
If the Health Plan is a capitated health plan, it shall ensure that all Providers are eligible for participation in the Medicaid program. If a Provider was involuntarily terminated from the Florida Medicaid program, other than for purposes of inactivity, that Provider is not considered an eligible Medicaid provider.

75. Attachment II, Section X.C.2.u. through kk. are hereby deleted in their entirety and replaced with the following:

u.	Require Providers of transitioning Enrollees to cooperate in all respects with providers of other health plans to assure maximum health outcomes for Enrollees;

v.	Require Providers to submit notice of withdrawal from the network at least ninety (90) Calendar Days prior to the effective date of such withdrawal;

w.	Require that all Providers agreeing to participate in the network as PCPs fully accept and agree to perform the Case Management responsibilities and duties associated with the PCP designation;

x.
Require all Providers to notify the Health Plan in the event of a lapse in general liability or medical malpractice insurance, or if assets fall below the amount necessary for licensure under Florida Statutes;

y.	Require Providers to offer hours of operation that are no less than the hours of operation offered to commercial HMO members or comparable to Non-Reform Medicaid Recipients;

z. Require safeguarding of information about Enrollees according to 42 CFR, Part 438.224;

aa. Require compliance with HIPAA privacy and security provisions;

bb.
Require an exculpatory clause, which survives Provider agreement termination, including breach of Provider Contract due to insolvency, that assures that neither Medicaid Recipients nor the Agency shall be held liable for any debts of the Provider;

cc.
Contain a clause indemnifying, defending and holding the Agency and the Health Plan’s Enrollees harmless from and against all claims, damages, causes of action, costs or expenses, including court costs and attorney fees to the extent proximately caused by any negligent act or other wrongful conduct arising from the Provider Contract:

i.	This clause must survive the termination of the Provider Contract, including breach due to Insolvency, and

ii.
The Agency may waive this requirement for itself, but not for the Health Plan’s Enrollees, for damages in excess of the statutory cap on damages for public entities if the Provider is a public health entity with statutory immunity (all such waivers must be approved in writing by the Agency);

dd.
Require that the Provider secure and maintain during the life of the Provider Contract worker's compensation insurance (in compliance with the State’s Workers’ Compensation Law) for all of its employees connected with the services provided as part of the Contract, unless such employees are covered by the protection afforded by the Health Plan;

ee.	Make provisions for a waiver of those terms of the Provider Contract, which, as they pertain to Medicaid Recipients, are in conflict with the specifications of this Contract;

ff.	Contain no provision that in any way prohibits or restricts the Provider from entering into a commercial contract with any other plan (pursuant to Section 641.315, F.S.);

gg.	Contain no provision requiring the Provider to contract for more than one Health Plan product or otherwise be excluded (pursuant to Section 641.315, F.S.);

hh.
Contain no provision that prohibits the Provider from providing inpatient services in a contracted Hospital to an Enrollee if such services are determined to be Medically Necessary and Covered Services under this Contract;

ii.
Require all Providers to apply for a National Provider Identification number (NPI) no later than May 1, 2007. Providers can obtain their NPIs through the National Plan and Provider Enumerator System located at: https://nppes.cms.hhs.gov/NPPES/Welcome.do. Additionally, the Provider Contract shall require the Provider to submit all NPIs for its physicians and other health care providers to the Health Plan within fifteen (15) Business Days of receipt. The Health Plan shall report the Providers’ NPIs as part of its Provider Network Report, in a manner to be determined by the Agency, and in its Provider Directory, in a manner to be determined by the Agency, to the Agency or its Choice Counselor/Enrollment Broker, as set forth in Section XII, Reporting Requirements.

(1) The Health Plan need not obtain an NPI from the following Providers:

(a)
Individuals or organizations that furnish atypical or nontraditional services that are only indirectly related to the provision of health care (examples include taxis, home and vehicle modifications, insect control, habilitation and respite services); and

(b)	Individuals or businesses that only bill or receive payment for, but do not furnish, health care services or supplies (examples include billing services, repricers and value-added networks).

jj.
Require Providers to cooperate fully in any investigation by the Agency, Medicaid Program Integrity (MPI), or Medicaid Fraud Control Unit (MFCU), or any subsequent legal action that may result from such an investigation.

76. Attachment II, Section X.E.2.n. - Section X.E.2.r. are hereby deleted in their entirety and replaced with the following:

n.	Notice that Provider complaints regarding claims payment should be sent to the Health Plan;

o. The Health Plan’s cultural competency plan;

p. Enrollee rights and responsibilities, in accordance with 42 CFR 438.100; and

q.	The Health Plan shall disseminate bulletins as needed to incorporate any needed changes to the Provider handbook.

77. Attachment II, Section X.E.3.a. is hereby deleted in its entirety and replaced with the following:

a.
The Health Plan shall offer training to all Providers and their staff regarding the requirements of this Contract and special needs of Enrollees. The Health Plan shall provide initial training sessions within thirty (30) Calendar Days of placing a newly contracted Provider, or Provider group, on active status. The Health Plan shall also conduct ongoing training, as deemed necessary by the Health Plan or the Agency, in order to ensure compliance with program standards and this Contract.

78. The last sentence of Attachment II, Section X.E.5.e. is hereby amended to read as follows:

The Health Plan shall staff the telephone help line so that the Health Plan can respond to Provider questions in all other areas, including the Provider complaint system, Provider responsibilities, etc., between the hours of 8:00 a.m. and 7:00 p.m. EST or EDT, as appropriate, Monday through Friday, excluding State holidays.

79. Attachment II, Section X.G.6. is hereby deleted in its entirety and replaced with the following:

6.
The Health Plan shall ensure that claims are processed and payment systems comply with the federal and State requirements set forth in 42 CFR 447.45, 42 CFR 447.46, and Chapter 641, F.S., as applicable.

80. Attachment II, Section X.I., Fraud Prevention, is hereby amended and shall henceforth be referred to as Section X.J.

81. Attachment II, Section X.I. is hereby amended to add the following:

I. Enhanced Benefit Program

1.
A new Enrollee incentive program is established through Medicaid Reform. A combination of Covered Services and non-covered Medicaid services has been identified as healthy behaviors that will earn credits for an Enrollee. The Agency shall assign a specific credit to an Enrollee’s account for each healthy behavior service received and notify each Enrollee of the availability of the credits in their account. The credits in the Enrollee’s account shall be available to the Enrollee if the Enrollee enrolls in a different Health Plan and for a period of up to three (3) years after loss of eligibility. Beginning September 1, 2007, the Health Plan’s Member Handbook must explain the Enhanced Benefit Program.

2.
The Agency shall administer the program with assistance from the Health Plan. The Health Plan shall submit a monthly report to the Agency with specific claims data for Enrollees who received health care services identified by the Agency as healthy behaviors.

3.
For Covered Services identified as healthy behaviors, the Health Plan shall submit a monthly report by the 10th Calendar Day of the month for the previous month’s paid claims. See Section XII.F. of the Reporting Section for a list of procedure codes identified as healthy behaviors.

4.
For non-covered Medicaid services, the Health Plan shall assist the Enrollee in obtaining and submitting documentation to verify participation in a healthy behavior without a procedure code. A universal claim form shall be available on the Agency’s website and must be submitted to document participation in healthy behaviors without a procedure code.

5.	The following list represents the Agency-approved healthy behaviors. The Agency may add or delete healthy behaviors with thirty (30) days written notice.

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Healthy Behaviors Definitions and Reporting Requirements
Children
Behavior #	Behavior Name	Reporting Process
1	Childhood dental exam	Reported by the plan
2	Childhood vision exam	Reported by the plan
3	Childhood preventive care ( age-appropriate screenings and immunizations)	Reported by the plan
4	Childhood wellness visit	Reported by the plan
5	Keeps all primary care appointments	Reported by the plan
Adults
Behavior #	Behavior Name	Reporting Process
1	Keeps all primary care appointments	Reported by the plan
2	Mammogram	Reported by the plan
3	PAP Smear	Reported by the plan
4	Colorectal Screening	Reported by the plan
5	Adult Vision Exam	Reported by the plan
6	Adult Dental Exam	Manual reporting process using universal form
Additional Behaviors
Behavior #	Behavior Name	Reporting Process
1	Disease management participation	Reported by the Plan or Manual reporting process using universal form
2a	Alcohol and/or drug treatment program participation	Manual reporting process using universal form
2b	Alcohol and/or drug treatment program 6 month success	Manual reporting process using universal form
3a	Smoking cessation program participation	Reported by the Plan or Manual reporting process using universal form
3b	Smoking cessation program 6 month success	Manual reporting process using universal form
4a	Weight loss program participation	Manual reporting process using universal form
4b	Weight loss program 6 month success	Manual reporting process using universal form
5a	Exercise program participation	Manual reporting process using universal form
5b	Exercise program 6 month success	Manual reporting process using universal form
Behavior #	Behavior Name	Reporting Process
6	Flu Shot when recommended by physician	Reported by the plan or Manual reporting process using universal form
7	Compliance with prescribed maintenance medications	Provided and reported by the plan

82. Attachment II, Section X.J.1. is hereby deleted in its entirety and replaced with the following:

1.
The Health Plan shall establish functions and activities governing program integrity in order to reduce the incidence of Fraud and Abuse and shall comply with all State and federal program integrity requirements, including the applicable provisions of 42 CFR 438.608, 42 CFR 455(a)(2), Chapters 358, 414, 641 and 932, F.S., and Section 409.912 (21) and (22), F.S.

83. The second sentence of Attachment II, Section X.J.4.g. is hereby deleted in its entirety.

84. The second to the last sentence of Attachment II, Section X.J.4.k. is hereby delted and replaced with the following:

k.
The Health Plan shall not engage the services of a provider if that provider is in nonpayment status or is excluded from participation in federal health care programs under Sections 1128 and 1128A of the Social Security Act.

85. Attachment II, Section XI.B.4. is hereby deleted in its entirety and replaced with the following:

4.
Information Retention. Information in Health Plan systems shall be maintained in electronic form for three (3) years in live Systems and, for audit and reporting purposes, for five (5) years in live and/or archival Systems.

86. Attachment II, Section XI.D.1. is hereby deleted in its entirety and replaced with the following:

1. Availability of Critical Systems Functions

The Health Plan shall ensure that critical systems functions available to Enrollees and providers, functions that if unavailable would have an immediate detrimental impact on Enrollees and providers, are available twenty-four (24) hours a day, seven (7) days a week, except during periods of scheduled System Unavailability agreed upon by the Agency and the Health Plan. Unavailability caused by events outside of a Health Plan’s Span of Control is outside the scope of this requirement. The Health Plan shall make the Agency aware of the nature and availability of these functions prior to extending access to these functions to Enrollees and/or providers.

87. Attachment II, Section XI.E.4.b. is hereby deleted in its entirety and replaced with the following:

b.
Upon the Agency’s written request, the Health Plan shall provide details of the test regions and environments of its core production Information Systems, including a live demonstration, to enable the Agency to corroborate the readiness of the Health Plan’s Information Systems.

88. Attachment II, Section XI.G. is hereby deleted in its entirety and replaced with the following:

G.	Reporting Requirements - Specific to Information Management and Systems Functions and Capabilities - and Technological Capabilities

1.	Reporting Requirements.

a.
If the Health Plan is extending access to “critical systems functions” to providers and Enrollees as described in Section XI.D.1., above, it shall submit a monthly Systems Availability and Performance Report to the Agency as described in Section XII, Reporting Requirements, otherwise this reporting requirement is not applicable.

2. Reporting Capabilities.

a.
The Health Plan shall provide Systems-based capabilities, such as a data warehouse, that enables authorized Agency personnel, or the Agency’s Agent, on a secure and read-only basis, to build and generate reports for management use.

89. Attachment II, Section XII., Reporting Requirements, is hereby deleted in its entirety and replaced with the following:
Section XII
Reporting Requirements

A. Health Plan Reporting Requirements

1.	The Health Plan shall comply with all Reporting Requirements set forth by the Agency in this Contract.

a.	The Health Plan is responsible for assuring the accuracy, completeness, and timely submission of each report.

b.
The Health Plan’s chief executive officer (CEO), chief financial officer (CFO), or an individual who reports to the CEO or CFO and who has delegated authority to certify the Health Plan’s reports, must attest, based on his/her best knowledge, information, and belief, that all data submitted in conjunction with the reports and all documents requested by the Agency are accurate, truthful, and complete. 42 CFR 438.606(a) and (b).

c.
The Health Plan must submit its certification at the same time it submits the certified data reports. 42 CFR 438.606(c). The Health Plan shall scan the certification page and submit it electronically as well as send a hard copy via Surface Mail.

d.
Before October 1 of each year, the Health Plan shall deliver to the State Center for Health Statistics a certification by an Agency-approved independent auditor that the Performance Measure data reported for the previous calendar year are fairly and accurately presented.

e.	Deadlines for report submission referred to in this Contract specify the actual time of receipt at the Agency, not the date the file was postmarked or transmitted.

f.	If a reporting due date falls on a weekend or holiday, the report shall be due to the Agency on the following Business Day.

g.	All reports filed on a quarterly basis shall be filed on a calendar year quarter.

2.	The Agency shall furnish the Health Plan with the appropriate reporting formats, templates, instructions, submission timetables, and technical assistance, as required.

3.
The Agency reserves the right to modify the Reporting Requirements, with a ninety (90) Calendar Day notice to allow the Health Plan to complete implementation, unless otherwise required by law or otherwise indicated in this Section.

4.	The Agency shall provide the Health Plan with either electronic mail or written notification of any modifications to the Reporting Requirements.

5. The Reporting Requirements specifications are outlined in detail below.

6.
If the Health Plan fails to submit the required reports accurately and within the timeframes specified below, the Agency shall fine or otherwise sanction the Health Plan in accordance with Section XIV, Sanctions.

7.
The Health Plan must use the following naming convention for all submitted reports, unless otherwise specified. Unless otherwise noted, each report will have an 8-digit file name, constructed as follows:

Digit 1	Report Identifier	Indicates the report type. See Digit 1 Report Identifiers table below.
Digits 2, 3, and 4	Plan Identifier
Indicates the specific Health Plan submitting the data by the use of three (3) unique alpha digits. Comports to the Health Plan identifier used in exchanging data with the Choice Counselor/Enrollment Broker.

Digits 5 and 6	Year	Indicates the year. For example, reports submitted in 2006 should indicate 06.
Digits 7 and 8	Time Period	For reports submitted on a quarterly basis, use Q1, Q2, Q3 or Q4. For reports submitted monthly, use the appropriate month, such as 01, 02, 03, etc.

Digit 1 Report Identifiers
R	Marketing Representative
I	Information Systems Availability
G	Grievance System Reporting
F	Financial Reporting
C	Claims Inventory
T	Transportation
S	Critical Incident Summary
E	Behavioral Health Encounter Data
B	Behavioral Health Pharmacy Encounter Data
P	Behavioral Health Required Staff/Providers
O	FARS/CFARS

8. Unless otherwise specified, these files can be:

a. Mailed to the following address:

Agency for Health Care Administration
Bureau of Managed Health Care
2727 Mahan Drive, MS #26
Tallahassee, FL 32308

or

b.	Transmitted electronically to the Agency at the following address:

MMCDATA@ahca.myflorida.com

c.	PHI information must be submitted to the AHCA SFTP site.

9.
For financial reporting, the Health Plan shall complete the spreadsheets and mail the CD or DVD to the address indicated above or transmit it electronically to the Agency at the email address noted below:

MMCFIN@ahca.myflorida.com

10.
For Claims Inventory Summary reporting, the Health Plan shall complete the template and mail the CD or DVD to the address indicated above or transmit it electronically to the Agency at the e-mail address noted below:

MMCCLMS@ahca.myflorida.com

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Table 1
SUMMARY OF REPORTING REQUIREMENTS
Health Plan Reports Required by AHCA
Report	Specific Data Elements	Format	Frequency Requirements	Submit to:
Suspected Fraud Reporting	See Section X.K.	Narrative	Immediately upon occurrence	Electronic mail Bureau of Managed Health Care and MPI
Provider Network Report (***REFPROVYYYYMMDD.dat)	See Section XII.D.,Table 3	Fixed record length ASCII flat file (.dat)	Monthly - Due on the first Thursday of the month (optional weekly submissions on each Thursday for the remainder of the month)	FTP to Choice Counselor vendor
Marketing Representative Report (R***YYMM.xls)	See Section XII.E.,Table 4	Electronic template provided by the Agency	Monthly - If applicable.	Electronic mail to mmcdata@ahca.myflorida.com
Information Systems Availability and Performance Report (I***YYMM.xls)	See Section XII.I., Table 6	Electronic template provided by the Agency	Monthly - If applicable	Electronic mail to: mmcdata@ahca.myflorida.com
Minority Reporting	See Section XII.Z.	Narrative	Monthly - Due fifteen (15) days after the end of the month being reported	Electronic Mail to the Contract manager or his/her designee
Grievance System Reporting (G***YYQQ.txt)	See Section XII.C, Table 2	Fixed record length text file
Quarterly - Combines both medical and behavioral health care requirements to cover all grievances and appeals related to services across the plan. Due 45 days after the end of the quarter being reported - Contains data for entire quarter.
Secure File Transfer Protocol (SFTP) or CD/DVD submission
Financial Reporting (F***YYQQ.xls)	See Section XII.J	Electronic template provided by the Agency	Quarterly - Due 45 days after the end of the quarter being reported - Contains data for the entire quarter.	Electronic mail to mmcfin@ahca.myflorida.com
Claims Inventory Summary Reports (C***YYQQ.xls)	See Section XII.M.,Tables 7, 7a, 7b, 7c and 7d	Electronic template provided by the Agency	Quarterly - Due 45 days after the end of the quarter being reported - Contains data for the entire quarter.	Electronic mail to mmcclms@ahca.myflorida.com
Pharmacy Encounter Data *see section XII.O.3 for naming convention	See Section XII.O.	Fixed record length text file	Quarterly - Due 30 days after the end of the quarter being reported - Contains data for the entire quarter. Requires certification letter.	CD/DVD to Contract Manager or his/her designee
Transportation Services (T***YYQQ.xls)	See Section XII.Q. Tables 9 - 9I	Electronic template provided by the Agency	Quarterly	Electronic mail (contact needed)
HSA Report	See Section XII.H	Narrative	Annually - due on August 1. Requires submission of the HAS Survey and a copy of Hernandez Ombudsman Log.	Electronic mail or CD/DVD submission to Bureau of Managed Health Care
Report	Specific Data Elements	Format	Frequency Requirements	Submit to:
Performance Measures	See Section VIII.A.3.c Section XII. I.	Health Plan Employee Data and Information Set (HEDIS)	Annually - due no later than October 1 after the measurement year. Reporting is done for each calendar year.	Electronic mail or CD submission State Center for Health Statistics
Audited Financial Report	See Section XII.J.	Electronic template provided by the Agency	Annually - within 90 calendar days after the end of the Health Plan Fiscal Year. Reporting is done for each calendar year.
Electronic mail to mmcfin@ahca.myflorida.com. In addition to the financial template, the plan must provide a copy of the audited financial report by a certified auditing firm, CPA and include a copy of the CPA’s letter of opinion. This can be submitted via a pdf file or hard copy to MS#26 Atten: Data Analysis Unit.

Child Health Check Up Reports	See Section XII.N.,Tables 8 and 8a	Electronic template provided by the Agency	Annually - for previous federal fiscal year (Oct-Sep) due by January 15. Audited report due by October 1.	Electronic mail to mmcdata@ahca.myflorida.com
Enhanced Benefits Report	See section XII.F., Table 5	Electronic template provided by the Agency	Monthly	Bureau of Health Systems Development via AHCA secure FTP site
Health Plan Benefit Package	See Section XII.P	Electronic template provided by the Agency	Annually - re-certification by June 30.	CD/DVD to Contract Manager or his/her designee
Catastrophic Component Threshold and Benefit Maximum Report	See Section XII. AA, Table 18	Electronic template to be provided by the Agency	Monthly - Due fifteen (15) days after the end of the month being reported	To be provided to the Agency Bureau of Health Systems Development
Customized Benefit Package Exhaustion of Benefits Report	See Section XII. BB, Table 19	Electronic template to be provided by the Agency	Monthly - Due fifteen (15) days after the end of the month being reported	AHCA Contract Manager or designee via the AHCA Secure FTP site
Enrollment/Disenrollment	See section XII.B.	Enrollee Level as needed	First Thursday of the Month	File Transfer Protocol (FTP) to the Agency or its Agent via a secure Internet site

Behavioral Health Specific Reporting
Report	Specific Data Elements	Format	Frequency Requirements	Submit to:
Critical Incidents Individual	See section XII.U, Table 12a	Electronic template provided by the Agency	Immediately upon occurrence	AHCA Contract Manager & designee
Critical Incident Summary (S***YYMM.xls)	See section XII.U., Table 12	Electronic template provided by the Agency	Quarterly - Due on the 15th of the month- Contains previous calendar month’s data	AHCA Contract Manager & designee via the AHCA Secure FTP site
Behavioral Health Encounter Data (E***YYQ*.txt)	See section XII.X., Table 15	Fixed record length text file	Quarterly - Due 45 days after the end of the quarter being reported - Contains data for the entire quarter.	AHCA Contract Manager & designee via the AHCA Secure FTP site
Behavioral Health Pharmacy Encounter Data (B***YYQ*.txt)	See section XII.Y., Table 16	Fixed record length text file	Quarterly - Due 45 days after the end of the quarter being reported - Contains data for the entire quarter.	AHCA Contract Manager & designee via the AHCA Secure FTP site
Required Staff/Providers (P***YYQQ.xls)	See section XI.V., Table 13	Electronic template provided by the Agency	Quarterly - Due 45 days after the end of the quarter being reported - Contains data for the entire quarter.	AHCA Contract Manager & designee via the AHCA Secure FTP site
FARS / CFARS (O***YY06.txt or O***YY12.txt)	See section XII.W.,Table 14	Fixed record length text file	Semi-annually - The reporting periods cover January thru June and July thru December. It is due 45 days after the end of the reporting period (August 15 and February 15).	AHCA Contract Manager & designee via the AHCA Secure FTP site
Enrollee Satisfaction Survey Summary	See section XII.R., Table 10	Hardcopy	Annually - due 60 days after the end of the six months being reported. Also requires submission of copy of survey tool, the methodology used, and the results.	AHCA Contract Manager & designee
Stakeholders Satisfaction Survey Summary	See section XII.S., Table 11	Hardcopy	Annually - due 60 days after the end of the six months being reported. Also requires submission of copy of survey tool, the methodology used, and the results.	AHCA Contract Manager & designee
Behavioral Health: Annual 80/20 Expenditure Report	TBD	Electronic template provided by the Agency	Annually - due no later than April 1. Reporting is done for each calendar year. A new template is provided by AHCA for each reporting cycle	Electronic mail to mmcfin@ahca.myflorida. com or CD ROM submission

B.	Enrollment/Disenrollment Reports

1. Downloaded Enrollment/Disenrollment Reports

a.	The Agency or its Agent will report Enrollment/Disenrollment information to the Health Plan.

b.
The Health Plan shall review the Enrollment/Disenrollment reports for accuracy and will notify the Agency within three (3) Business Days of any discrepancies. Failure to notify the Agency of any discrepancies within three (3) Business Days shall lead to fines and other sanctions as detailed in Section XIV, Sanctions.

c.
The Enrollment/Disenrollment Reports will use HIPAA-compliant standard transactions. The Agency or its Agent will use the X12N 834 transaction for all Enrollee maintenance and reporting. The Health Plan must be capable of receiving and processing X12N 834 transactions.

d.	During the transition period from proprietary to standard formats, the Health Plan shall cooperatively participate with the Agency in the transition process.

2. Uploaded Disenrollment Reports

Involuntary disenrollments that meet the criteria established by the Agency shall be submitted by the Health Plan using the X12N 834 transaction. This monthly file must meet the specifications outlined in the AHCA/ACS ANSI ASC X12N 834 Benefit Enrollment and Maintenance Florida Medicaid Companion Guide, and must be uploaded to the Medicaid fiscal agent’s secure Internet site. Upon 60-day notification from the Agency, the report format and submission requirements may change.

C.	Grievance System

1.	The Health Plan shall submit the Grievance System report to the Agency via the Agency’s secure FTP server or on a CD/DVD.

2.	The report is due forty-five (45) Calendar Days following the end of the reported quarter.

3.
The Health Plan must submit the Grievance System report each quarter. If no new Grievances or Appeals have been filed with the Health Plan, or if the status of an unresolved Appeal has not changed to 'Resolved,' please submit one (1) record only. This record must contain the PLAN_ID field only, with the first 7-digits of the 9-digit Medicaid provider number.

4.	The report shall contain information about Grievances and Appeals concerning both medical and behavioral health issues.

Table 2
Structure for Grievance/Appeal Reporting File

Field Name	Length	Start Column	End Column	Description
PLAN_ID	9	1	9	The nine digit Medicaid provider number.
RECIP_ID	9	10	18	The recipient’s 9 digit Medicaid ID number
LAST_NAME	20	19	38	The recipient’s last name
FIRST_NAME	10	39	48	The recipient’s first name
MID_INIT	1	49	49	The recipient’s middle initial
GRV_DATE	10	50	59	The date of the grievance (MM/DD/CCYY)
GRV_TYPE	2	60	61	1. Quality of Care 2. Access to Care 3. Emergency Services 4. Not Medically Necessary 5. Pre-Existing Condition 6. Excluded Benefit 7. Billing Dispute 8. Contract Interpretation
9. Enrollment/Disenrollment
10. Termination of Contract
11. Services after termination
12. Unauthorized out of plan svcs
13. Unauthorized in-plan svcs
14. Benefits available in plan
15. Experimental/ Investigational
99. Other

APP_DATE	10	62	71	The date of the appeal (MM/DD/CCYY)
APP_ACTION	1	72	72	The type of action (42 CFR 438.400):

1. The denial or limited authorization of a requested service, including the type or level of service.
2. The reduction, suspension, or termination of a previously authorized service.
3. The denial, in whole or in part, of payment for a service.
4. The failure to provide services in a timely manner, as defined by the state.
5. The failure of the plan to act within the time frames provided in Sec. 438.408(b).
6. For a resident of a rural area with only one managed care entity, the denial of a Medicaid enrollee’s request to exercise his or her right, under Sec. 438.52(b)(2)(ii), to obtain services outside the network.

DISP_DATE	10	73	82	The date of the Disposition (MM/DD/CCYY)
DISP_TYPE	2	83	84	The Disposition of the Appeal / Grievance:
				1. Referral made to specialist 2. PCP Appointment made 3. Bill Paid 4. Procedure scheduled 5. Reassigned PCP 6. Reassigned Center 7. Disenrolled Self 8. Disenrolled by plan
9. In HMO QA Review
10. In HMO Grievance System
11. Referred to Area Office
12. Member sent OLC form
13. Lost contact with member
14. Hospitalized / Institutionalized
15. Confirmed original decision
16. Reinstated in HMO
99. Other

DISP_STAT	1	85	85	R = Resolved	U = Unresolved

Note: Any grievance or appeal first reported as unresolved must be reported again when resolved. Grievances and appeals that are resolved in the quarter prior to reporting should be reported for the first time as resolved.

EXPED_REQ	1	86	86	Indicate whether the appeal was an expedited request Y =Yes N = No Note: This field is required for all reported appeals.
FILE_TYPE	2	87	88
Indicate whether the report is related to Grievance or Appeal and a behavioral health service respectively
G = Grievance Report GB = Grievance Behavioral Report
A = Appeal Report AB = Appeal Behavioral Report

ORIGINATOR	1	89	89	1 = An enrollee 2 = A provider, acting on behalf of the enrollee and with the enrollee’s written consent

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D.	Provider Reporting

1.
The Health Plan shall submit its provider directory as described in Section IV, A.5., Provider Directory, of this Contract, to the Agency or its Choice Counselor/Enrollment Broker at least on a monthly basis via FTP. The required file will be due the first Thursday of each month.

2.
The Health Plan shall ensure that the Provider Network Report as described in Table 3 of this Section is an electronic representation of the Health Plan’s complete network of Providers, not a listing of entities for whom the Health Plan has paid claims.

3.
The Provider Network Report shall be in an ASCII flat file and must be a complete refresh of the Health Plan’s Provider information. The file name will be XXX_PROVYYYYMMDD.dat (replacing X’s with the Health Plan’s three character approved abbreviation and the date the file is submitted). This file name may change upon notice from the Agency. Plans will receive final instructions regarding file naming, Plan Code (see layout below), file transfers, file submission frequency and schedule and other issues prior to implementation.

4.
The Health Plan may choose to submit the Provider Network Report each Thursday of the month, as needed. The files will be compiled during the following weekend and available for Agency and Choice Counselor/Enrollment Broker staff use on the following Monday (or workday if the Monday is a Holiday.) If a new file is not submitted, the last good file will be used. This reporting schedule is subject to change upon notice from the Agency.

NOTE: The following provider network reporting material is proprietary information of ACS Inc. and may not be used, duplicated, or altered without the written permission of Corporate Management.

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Table 3
File Layout for Provider Networks

Field Name	Field Length	Required Field	Field Format	Justification	Comments
Plan Code	9	X	alpha	Left with leading zeros	This is the 9 digit Medicaid Provider ID number specific to the county of HMO/ operation.
Provider Type	1	X	alpha	Left
Identifies the provider’s general area of service with an alpha character, as follows:
P = Primary Care Provider (PCP)
I = Individual Practitioner other than a PCP
B = Birthing Center
T = Therapy
G = Group Practice (includes FQHCs and RHCs)
H = Hospital
C = Crisis Stabilization Unit
D = Dentist
R = Pharmacy
A = Ancillary Provider (DME providers, Home Health Care
Agencies, etc.)

Plan Provider Number	15	X	alpha	Left with leading zeros	Unique number assigned to the provider by the plan.
Group Affiliation	15	Required for all groups and providers who are members of a group	alpha	Left with leading zeros
The unique provider number assigned by the HMO/ to the group practice. This field is required for all providers who are members of a group, such as PCPs and specialists. The group affiliation number must be the same for all providers who are members of that group. A record is also required for each group practice being reported. For groups, this identification number must be the same as the plan provider number.

SSN or FEIN	9	X	alpha	Left with leading zeros	Social Security Number of Federal Identification Number for the individual provider or the group practice.
Provider last name	30	X	alpha	Left
The last name of the provider, or the first 30 characters of the name of the group. (Please do not include courtesy titles such as Dr., Mr., Ms., since this titles can interfere with electronic searches of the data.) This field should also be used to note hospital name. UPPER CASE ONLY PLEASE.

Provider first name	30	X	alpha	Left
The first name of the provider, or the continuation of the name of the group. Please do not include provider middle name in this field. Middle name field has been added at the end of the file for this purpose. UPPER CASE ONLY PLEASE.

Address line 1	30	X	alpha	Left	Physical location of the provider or practice. Do not use P.O. Box or mailing address is different from practice location. UPPER CASE ONLY PLEASE.
Address line 2	30		alpha	Left
City	30	X	alpha	Left Left	Physical city location of the provider or practice. UPPER CASE ONLY PLEASE
Zip Code	9	X	numeric	Left with trailing zeros
Physical zip code location of the provider or practice. Accuracy is important, since address information is one of the standard items used to search for providers that are located in close proximity to the member.

Phone area code	3		numeric	Left
Phone number	7		numeric	Left	Please note that the format does not allow for use of a hyphen.
Phone extension	4		numeric	Left
Sex	1		alpha	Left	The gender of the provider. Valid values: M = male; F = Female; U = Unknown
PCP Indicator	1	X	alpha	Left
Used to indicate if an individual provider is a primary care physician, or for the , a medical home. Valid values: P = Yes, the provider is a PCP/medical home; N = No, the provider is not a PCP/medical home. This field should not be used to note group providers as PCPs, since members must be assigned to specific providers, not group practices.

Provider Limitation	1	Required if PCP Indicator = P	alpha	Left
X = Accepting new patients
N = Not accepting new patients but remaining a contracted network provider
L = Not accepting new patients; leaving the network (Please note the “L” designation at the earliest opportunity)
P = Only accepting current patients
C = Accepting children only
A = Accepting adults only
R = Refer member to HMO/ member services
F = Only accepting female patients
S = Only serving children through CMS (MediPass/PSN only)

HMO//MediPass Indicator	1	X	alpha	Left	H = HMO/ This field must be completed with this designation for each record submitted by the HMO/.
Evening hours	1		alpha	Left	Y = Yes; N = No
Saturday hours	1		alpha	Left	Y = Yes; N = No
Age restrictions	20		alpha	Left	Populate this field with free-form text, to identify any age restriction the provider may have on their practice.
Primary Specialty	3	Required if Provider Type = P or I	numeric	Left with leading zeros
Insert the 3 digit code that most closely describes
001 Adolescent Medicine 002 Allergy
003 Anesthesiology 004 Cardiovascular Medicine
005 Dermatology 006 Diabetes
007 Emergency Medicine 008 Endocrinology
009 Family Practice 010 Gastroenterology
011 General Practice 012 Preventative Medicine
013 Geriatrics 014 Gynecology
015 Hematology 016 Immunology
017 Infectious Diseases 018 Internal Medicine
019 Neonatal/Perinatal 020 Neoplastic Diseases
021 Nephrology 022 Neurology
023 Neurology/Children 024 Neuropathology
025 Nutrition 026 Obstetrics
027 OB-GYN 028 Occupational Medicine
029 Oncology 030 Ophthalmology
031 Otolaryngology 032 Pathology
033 Pathology, Clinical 034 Pathology, Forensic
035 Pediatrics 036 Pediatric Allergy
037 Pediatric Cardiology 038 Pediatric Oncology &Hematology
039 Pediatric Nephrology 040 Pharmacology
041 Physical Medicine and Rehab 042 Psychiatry
043 Psychiatry, Child 044 Psychoanalysis
045 Public Health 046 Pulmonary Diseases
047 Radiology 048 Radiology, Diagnostic
049 Radiology, Pediatric 050 Radiology, Therapeutic
051 Rheumatology 052 Surgery, Abdominal
053 Surgery, Cardiovascular 054 Surgery, Colon / Rectal
055 Surgery, General 056 Surgery, Hand
057 Surgery, Neurological 058 Surgery, Orthopedic
059 Surgery, Pediatric 060 Surgery, Plastic
061 Surgery, Thoracic 062 Surgery, Traumatic
063 Surgery, Urological 064 Other Physician Specialty
065 Maternal/Fetal 066 Assessment Practitioner
067 Therapeutic Practitioner 068 Consumer Directed Care
069 Medical Oxygen Retailer  070 Adult Dentures Only
071 General Dentistry 072 Oral Surgeon (Dentist)
073 Pedodontist 074 Other Dentist
075 Adult Primary Care Nurse Practitioner 076 Clinical Nurse Spec
077 College Health Nurse Practitioner 078 Diabetic Nurse Practitioner
079 Brain & Spinal Injury Medicine  080 Family/Emergency Nurse Practitioner
081 Family Planning Nurse Practitioner 082 Geriatric Nurse Practitioner
083 Maternal/Child Family Planning Nurse Practitioner 084 Reg. Nurse Anesthetist
085 Certified Registered Nurse Midwife 086 OB/GYN Nurse Practitioner
087 Pediatric Neonatal  088 Orthodontist
089 Assisted Living for the Elderly 090 Occupational Therapist
091 Physical Therapist 092 Speech Therapist
093 Respiratory Therapist

100 Chiropractor
101 Optometrist 102 Podiatrist
103 Urologist 104 Hospitalist
BH1 Psychology, Adult BH2 Psychology, Child
BH3 Mental Health Counselor BH4 Community Mental Health Center
BH5 Clubhouse (TBD)

Specialty 2	3		numeric	Left with leading	Use codes listed above.
Specialty 3	3		numeric	Left with leading	Use codes listed above.
Language 1	2		numeric	Left with leading	01 = English 02 = Spanish 03 = Haitian Creole 04 = Vietnamese 05 = Cambodian 06 = Russian 07 = Laotian 08 = Polish 09 = French 10 = Other
Language 2	2		numeric		Use codes listed above.
Language 3	2		numeric		Use codes listed above.
Hospital Affiliation 1	9		numeric	Left with leading zeros	Hospital with which the provider is affiliated. Use the AHCA ID for accurate identification,
Hospital Affiliation 2	9		numeric	Left with leading zeros	as above
Hospital Affiliation 3	9		numeric	Left with leading zeros	as above
Hospital Affiliation 4	9		numeric	Left with leading zeros	as above
Hospital Affiliation 5	9		numeric	Left with leading zeros	as above
Wheel Chair Access	1		alpha		Indicates if the provider’s office is wheelchair accessible. Use Y = Yes or N = No.
# of HMO/ Members	4	X	numeric	Left with leading zeros
Information must be provided for PCPs only. Indicates the total number of patients who are enrolled in submitting plan. For providers who practice at multiple locations, the number of HMO/ members specific to each physical location must be specified.

Active Patient Load	4	X	numeric	Left with leading zeros	Total Active Patient Load, as defined in contract
Professional License Number	10	X	alpha/ numeric		Must be included for all health care professionals. License number is formatted with up to 3 alpha characters followed by up to 7 numeric digits.
AHCA Hospital ID1	8	Required if Provider Type = “H”	numeric	Left with leading zeros
The number assigned by the Agency to uniquely identify each specific hospital by physical location. Any out of state hospital for which an AHCA ID is not included should be designated with the pseudo-number 99999999.

County Health Department (CHD) Indicator	1	X	alpha		Used to designate whether the individual or group provider is associated only with a county health department. Y = Yes; N = No. This field must be completed for all PCP and specialty providers.
Filler	47	X

Trailer Record
The trailer record is used to balance the number of records received with the number loaded on BESST. The data from the Trailer Record is not loaded on BESST.

RECORD LENGTH: 76

Filed Name	Field Length	Field Format	Values
Trailer Record Text	36	Alpha	‘TRAILER RECORD DATA’
Record Count	7	Numeric	Total number of records on file excluding the trailer record (right justified, zero filled)
System Process date	8	Alpha	Mmddyyyy
Filler	25

Provider Error File Layout

File Name
Provider Error File	XXX_PROV_ERRyyyymmdd.dat	The date is the day the file is made available.
XXX = 3 character plan identifier

File Layout
Row #	Type	Description
1	Text	Message identifying purpose of file
2	Date	Date file was processed
3	Title and count	Count of records skipped by load process
4	Title and count	Count of records read by load process
5	Title and count	Count of records rejected by load process
6	Title and count	Count of records discarded by load process
7	Count	Number of rows loaded - should match the number of rows in the trailer record minus any skipped, rejected or discarded
8	Blank
9	Title	BAD:
10	Blank	List of records skipped
11	Title	DISCARDED
12	Blank	List of records read and discarded
13	Title	Trailer record
14	Trailer record	Trailer record from provider file

Notes:

If trailer record of the submitted provider file is not 76 characters it will be counted as Discarded and under Trailer Record section of the error file.
If trailer record starts with ‘TRAILER RECORD DATA’ but does not otherwise match the trailer record format for the provider file it will be listed as Discarded and under Trailer Record section of the error file.

Blank rows in the provider file will show in the error file under BAD. This section of the file generally only has one blank row between it and the DISCARDED section. If more rows exist then the program is reporting blank rows in the provider file.

If there is no trailer record listed in the Trailer Record of the file then there was no trailer record in the provider file. A trailer record must match the file layout to be considered by the program as a trailer record.

File Example

THE FOLLOWING ERRORS WERE FOUND IN YOUR PROVIDER FILE
15-Feb-2006
Total logical records skipped: 0
Total logical records read: 5983
Total logical records rejected: 0
Total logical records discarded: 0
5983 Rows successfully loaded.

BAD:

DISCARDED:

Trailer Record:
TRAILER RECORD DATA 000598302132006

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E.	Marketing Representative Report

1.
The Health Plan shall register each marketing representative with the Agency as outlined in Section IV, Enrollee Services and Marketing. The file will be submitted to the Agency prior to initial marketing activity to the following e-mail address: MMCDATA@ahca.myflorida.com. The Agency-supplied spreadsheet template must be used - Agent Registration Template.xls. Changes to the initial registration will be submitted immediately upon occurrence to the Agency at the following e-mail address: . The Agency-supplied spreadsheet template must be used - Change in Agent Registration Template.xls. Do not change or alter the templates. These templates contain the following required data elements:

Table 4

Required Information for Marketing Representative Report Template

Plan Information	Marketing Representative Information
Plan Name	Last Name
Address	First Name
Contact Person	License Number issued by DFS
Phone	DFS License Issue Date
Fax	DFS License Termination Date
Address
City
State
Zip Code
Office Telephone
Cellular Telephone
Home Telephone
Last HMO Employer

2.	Agent Registration Template.xls Template is an Excel workbook consisting of three (3) worksheets:
▪	Instructions for the completion of the Template
▪	Jurat - health plan information
▪	Active Agents - marketing representative information

3.	Complete the Jurat worksheet by entering the correct information for (Plan Name), (Plan Address), (Contact Name), (Phone Number), (Fax Number) and the correct date for the month being reported.

4.	Complete the Active Agents worksheet by entering the required information for all Marketing Representatives for the Health Plan.

5.
Submit to the Agency The file will be submitted to the Agency prior to initial marketing activity via electronic mail to mmcdata@ahca.myflorida.com. Name the file in the convention of R***YYMM.xls where *** is the 3-character plan identifier, YY is the year and MM is the month being reported.

6.	The Agent Registration Template.xls Template is an Excel workbook consisting of three (3) worksheets:
▪	Instructions for the completion of the Template
▪	Jurat - health plan information
▪	New Activity - changes, additions and deletions to marketing representative information

7.	Complete the Jurat worksheet by entering the correct information for (Plan Name), (Plan Address), (Contact Name), (Phone Number), (Fax Number) and the correct date for the month being reported.

8.
Submit to the Agency immediately upon occurrence via electronic mail to mmcdata@ahca.myflorida.com. Name the file in the convention of R***YYMM.xls where *** is the 3-character plan identifier, YY is the year and MM is the month being reported.

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F.  Enhanced Benefits Report

The Health Plan shall submit a monthly report of all claims paid for the following procedure codes in the prescribed format below. The report shall be submitted to the Bureau of Health Systems Development, in the manner and format determined by the Agency, by the 10th Calendar Day of the month for all claims paid for the previous month.

Table 5
Enhanced Benefits Report

Plan ID
Recipient ID: Character, 9 bytes
Date of Birth: CCYY-MM-DD
SSN: XXX-XX-XXXX
Procedure Code Character 5
Date of Paid Claim: CCYY-MM-DD
NDC:  Character 11
Date of Service: CCYY-MM-DD

Procedure Codes for Reporting Healthy Behaviors

CPT Code	Procedure Code
45330	CR
45378	CR
76090	MAMMO
76091	MAMMO
76092	MAMMO
88141	PAP
88142	PAP
88143	PAP
88150	PAP
88155	PAP
88164	PAP
88174	PAP
88175	PAP
92002	EYE
92004	EYE
92012	EYE
92014	EYE
92015	EYE
92018	EYE
92020	EYE
99201	OV
99202	OV
99203	OV
99204	OV

CPT Code	Procedure Code
99205	OV
99211	OV
99212	OV
99213	OV
99214	OV
99215	OV
99381	PREV
99382	PREV
99383	PREV
99384	PREV
99385	PREV
99386	PREV
99387	PREV
99391	PREV
99392	PREV
99393	PREV
99394	PREV
99395	PREV
99396	PREV
99397	PREV
99403	PM Counsel
99431	PREV
99432	PREV
99435	PREV

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G.	Critical Incidents

a.
The Health Plan shall report all serious Enrollee injuries occurring through health care services within 15 days of the Health Plan receiving information about the injury. The Health Plan will use the Florida Agency for Health Care Administration, Division of Health Quality Assurance’s Code 15 Report for Florida Ambulatory Surgical Centers, Hospitals and HMOs to document the incident. The Health Plan shall send the Code 15 Report to the Health Plan’s analyst in the Bureau of Managed Health Care. The Health Plan can find the Code 15 Report at:

ahca.myflorida.com/MCHQ/Health_Facility_Regulation/Risk/reporting.shtml

H.	Hernandez Settlement Agreement (HSA) Report

1.	If the Health Plan has authorization requirements for prescribed drug services, the Health Plan shall file reports annually to the Bureau of Managed Health Care, to include the following:

a.	The results of the HSA survey with:

(a)	The total number of pharmacy locations surveyed;

(b)	The HSA areas surveyed;

(c)	Those HSA areas in which the pharmacy locations were delinquent; and

(d)	The process by which the Health Plan selected the pharmacy locations.

b.	A copy of the Health Plan’s completed Hernandez Ombudsman Log.

I.	Performance Measures Report

1.	The Health Plan shall report the performance measures described in Section VIII, A.3.c.

2.	The Health Plan shall calculate the performance measures based on the calendar year (January 1 through December 31), unless otherwise specified.

3.	The performance measure report is due by October 1 after the measurement year.

J.	Financial Reporting

1.	The Health Plan shall complete the spreadsheet supplied by the Agency.

2.	Audited financial reports — The Health Plan shall submit to the Agency annual audited financial statements and four (4) quarterly unaudited financial statements.

a.	The audited financial statements are due no later than three (3) calendar months after the end of the Health Plan’s fiscal year.

b.
The Health Plan shall submit the quarterly unaudited financial statements no later than forty-five (45) days after each calendar quarter and shall use generally accepted accounting principles in preparing the unaudited quarterly financial statements, which shall include, but not be limited to, the following:

(1) A Balance Sheet;

(2) A Statement of Revenues and Expenses;

(3) A Statement of Cash Flows; and

(4) Footnotes.

c.	The Health Plan shall submit the annual and quarterly financial statements, using an Agency-supplied template, by electronic transmission to the following e-mail address:

MMCFIN@AHCA.MYFLORIDA.COM

The audited financial statement along with a copy of the audited CPA report and CPA letter of opinion should be mailed to the: Agency for Health Care Administration, Bureau of Managed Health Care, 2727 Mahan Drive, MS # 26, Data Analysis Unit in hard copy form or submitted to the above email address in a pdf format.

d.	The Health Plan shall submit annual and quarterly financial statements that are specific to the operations of the Health Plan rather than to a parent or umbrella organization.

K.	Suspected Fraud Reporting

1.	Provider Fraud and Abuse

a.
Upon detection of a potential or suspected fraudulent claim submitted by a provider, the Health Plan shall file a report with the Health Plan’s analyst at the Agency’s Bureau of Managed Health Care and MPI. The report shall contain at a minimum:

(1)	The name of the provider;

(2)	The assigned Medicaid provider number and the tax identification number;

(3)	A description of the suspected fraudulent act; and

2. Enrollee Fraud
a.	Upon detection of all instances of fraudulent claims or acts by an Enrollee, the Health Plan shall file a report with the Health Plan’s analyst at the Agency’s Bureau of Managed Health Care and MPI.

b.	The report shall contain, at a minimum:

(1) The name of the Enrollee,

(2) The Enrollee’s Health Plan identification number,

(3) The Enrollee’s Medicaid identification number,

(4) A description of the suspected fraudulent act, and

3.	Failure to report instances of suspected Fraud and Abuse is a violation of law and subject to the penalties provided by law.

L. Information Systems Availability and Performance Report

1.
The Information Systems Availability and Performance Report shall be submitted using the template provided by the Agency; the template’s layout is illustrated in Table 6, below.  This Report shall be submitted to the Agency by the Health Plan only if it extends access to “critical systems functions” to Providers and Enrollees as described in Section XI.D.1 of this Contract.  The Report shall only include “critical systems functions” as indicated per Section XI.D.1 of this Contract.  The Report shall provide total uptime, total downtime and total unscheduled downtime by system function for the report month.

Table 6-

Information Systems Availability and Performance Report

Sample Information Systems Availability and Performance Report Format and Content
System			Total Up Time	Total Down Time	Total UNSCHEDULED Down Time ("Outage Time")
	Measurement Period		Up Time During Period	Up Time During Period	During Period	Notes/Comments
For All Measured Systems:			98.66%	1.34%
system1	28 days	02/01-02/28	94.79%	5.21%
system2	28 days	02/01-02/28	99.29%	0.71%
system3	28 days	02/01-02/28	99.42%	0.58%
system4	28 days	02/01-02/28	100.00%	0.00%
system5	28 days	02/01-02/28	96.76%	3.24%
system6	28 days	02/01-02/28	99.33%	0.67%
system7	28 days	02/01-02/28	99.39%	0.61%
system8	28 days	02/01-02/28	99.45%	0.55%
system9	28 days	02/01-02/28	98.76%	1.24%
system10	28 days	02/01-02/28	99.40%	0.60%
Note: color scheme indicates systems which total down time that exceeded a threshold
(e.g. exceeded 0.5% = light yellow; exceeded 3% = yellow; exceeded 5% = red).

M.	Claims Inventory Summary Report

1.
The Health Plan shall file an Aging Claims Summary Report quarterly, noting paid, denied and unpaid claims by provider type. The Health Plan will submit this report using the template supplied by the Agency and presented in Tables 7, 7-A, 7-B, 7-C and 7-D. This file is an Excel spreadsheet and must be submitted to the following email address: mmcclms@ahca.myflorida.com.

Table 7

Total Claims Aging By Provider Type

00/00/00			NOTE: List ALL claims including those contained in the beginning inventory on this page.
	days		days		days		days		days		TOTAL
PROVIDER	1-30%		31-60%		61-90%		91-120%		120+	%	CLAIMS
PRIMARY CARE		0%		0%		0%		0%		0%	0
SPECIALTY		0%		0%		0%		0%		0%	0
OTHER		0%		0%		0%		0%		0%	0

HOSPITALS:
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0

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Table 7-A

Paid Claims Aging by Provider Type Report

00/00/00
	days		days		days		days		days		TOTAL
PROVIDER	1-30%		31-60%		61-90%		91-120%		120+	%	CLAIMS
PRIMARY CARE		0%		0%		0%		0%		0%	0
SPECIALTY		0%		0%		0%		0%		0%	0
OTHER		0%		0%		0%		0%		0%	0

HOSPITALS:
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0

Table 7-B

Denied Claims Aging By Provider Type

00/00/00
	days		days		days		days		days		TOTAL
PROVIDER	1-30%		31-60%		61-90%		91-120%		120+	%	CLAIMS
PRIMARY CARE		0%		0%		0%		0%		0%	0
SPECIALTY		0%		0%		0%		0%		0%	0
OTHER		0%		0%		0%		0%		0%	0

HOSPITALS:
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0
		0%		0%		0%		0%		0%	0

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Table 7-C

Unpaid Claims Aging by Provider Type Report

	00/00/00
	days		days		days		days		days		TOTAL
PROVIDER	1-30%		31-60%		61-90%		91-120%		120+	%	CLAIMS
PRIMARY CARE	0	0%	0	0%	0	0%	0	0%	0	0%	0
SPECIALTY	0	0%	0	0%	0	0%	0	0%	0	0%	0
OTHER	0	0%	0	0%	0	0%	0	0%	0	0%	0

HOSPITALS:
	0	0%	0	0%	0	0%	0	0%	0	0%	0
	0	0%	0	0%	0	0%	0	0%	0	0%	0
	0	0%	0	0%	0	0%	0	0%	0	0%	0

Table 7-D

Claims Inventory by Provider Type

00/00/00		Inventory
	(Ending Inventory from Previous quarter)
	Beginning	Claims			Ending
PROVIDER	Inventory	Received	Claims Paid	Claims Denied	Inventory
PRIMARY CARE		0	0	0	0
SPECIALTY		0	0	0	0
OTHER		0	0	0	0

HOSPITALS:
		0	0	0	0
		0	0	0	0
		0	0	0	0

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N.	Child Health Check-Up Reports

1.
The Health Plan shall submit the Child Health Check Up, CMS 416. The Health Plan shall submit the report annually in the format set forth in Table 9, below. The reporting period is the federal fiscal year, October 1 - September 30. The report is due on January 15, following the reporting period. The Health Plan shall submit to the Agency a certification by an Agency-approved independent auditor that the information and data contained in the Child Health Check-Up report is fairly and accurately presented before October 1 following each reporting period. This filing requires a copy of the audited reports and a copy of the auditors' letter of opinion.

2.
For each of the following line items, report total counts by the age groups indicated. In cases where calculations are necessary, perform separate calculations for the total column and each age group. Report age based upon the child's age as of September 30 of the federal fiscal year.

Medicaid Provider ID Number: Enter the first seven digits of the Health Plan’s Medicaid Provider ID number.

Plan Name: Enter the name of the Health Plan.

Fiscal Year: Enter the federal fiscal year being reported.

Line 1 - Total Individuals Eligible for Child Health Check-Up (CHCUP):  Enter the total unduplicated number of all Enrollees under the age of 21, distributed by age and by basis of Medicaid Eligibility category. Unduplicated means that an Enrollee is reported only once, although he or she may have had more than one period of Eligibility during the year. All Enrollees under age 21 are considered eligible for CHCUP services, regardless of whether they have been informed about the availability of CHCUP services or whether they accept CHCUP services at the time of informing. Do not count Enrollees in the MediKids populations.

Line 2a - State Periodicity Schedules - Given.

Line 2b - Number of Years in Age Group - Given.

Line 2c - Annualized State Periodicity Schedule - Given.

Line 3a - Total Months Eligibility - Enter the total months of Eligibility for the Enrollees in each age group in Line 1 during the reporting year.

Line 3b - Average Period of Eligibility - Pre-calculated by dividing the total months of Eligibility by Line 1, then by dividing that number by 12. This number represents the portion of the year that Enrollees remain Medicaid Eligible during the reporting year, regardless of whether Eligibility was maintained continuously.

Line 4 - Expected Number of Screenings per Eligible Multiply - Pre-calculated by multiplying Line 2c by Line 3b. This number reflects the expected number of initial or periodic screenings per Child/Adolescent per year based on the number required by the State-specific periodicity schedule and the average period of Eligibility.

Line 5 - Expected Number of Screenings - Pre-calculated by multiplying Line 4 by Line 1. This reflects the total number of initial or periodic screenings expected to be provided to the Enrollees in Line 1.

Line 6 - Total Screenings Received - Enter the total number of initial or periodic screens furnished to Enrollees. Use the CPT codes listed below or any Health Plan-specific CHCUP codes developed for these screens. Use of these proxy codes is for reporting purposes only.

3.	The Health Plan must continue to ensure that all five (5) age-appropriate elements of an CHCUP screen, as defined by law, are provided to CHCUP eligible Enrollees

4.
This number should not reflect sick visits or episodic visits provided to Children/Adolescents unless an initial or periodic screen was also performed during the visit. However, it may reflect a screen outside of the normal state periodicity schedule that the Plan uses as a "catch-up" CHCUP screening. The Agency defines a catch-up CHCUP screening as a complete screening that is provided to bring a child up-to-date with the State's screening periodicity schedule. The Health Plan shall use data reflecting date of service within the fiscal year for such screening services or other documentation of such services. The Health Plan shall not count MediKids Enrollees, who have had a check-up. The Health Plan shall use the following CPT-4 codes to document the receipt of an initial or periodic screen:

Codes for Preventive Medicine Services

99381 New Patient Under One Year
99382 New Patient Ages 1 - 4 Years
99383 New Patient Ages 5 - 11 Years
99384 New Patient Ages 12 - 17 Years
99385EP New Patient Ages 18 - 39 Years
99391 Established Patient Under One Year
99392 Established Patient Ages 1 - 4 Years
99393 Established Patient Ages 5 - 11 Years
99394 Established Patient Ages 12 - 17 Years
99395EP Established Patient Ages 18 - 39 Years
99431 Newborn Care - History and Examination
99432 Normal Newborn Care
99435 Newborn Care (history and examination)

Codes For Evaluation and Management Services (must be used in conjunction with V codes V20-V20.2 and/or V70.0 and/or V70.3-V70.9)

99201-99205 New Patient
99211-99215 Established Patient

Line 7 - Screening Ratio - Pre-calculated by dividing the actual number of initial and periodic screening services received (Line 6) by the expected number of initial and periodic screening services (Line 5). This ratio indicates the extent to which CHCUP eligible Enrollees receive the number of initial and periodic screening services required by the State's periodicity schedule, adjusted by the proportion of the year for which they are Medicaid Eligible. This ratio should not be over 100%. Any data submitted which exceeds 100% will be reflected as 100% on the final report.

Line 8 - Total Eligibles Who Should Receive at Least One (1) Initial or Periodic Screen- The number of Enrollees who should receive at least one (1) initial or periodic screen is dependent on the State's periodicity schedule. The State uses the following calculations to determine the number of Enrollees:

a.
If the number entered in Line 4 is greater than 1, the number 1 is used. If the number in Line 4 is less than or equal to 1, the number in Line 4 is used. This eliminates situations where more than one visit is expected in any age group in a year.

b.	The number from calculation 1 is multiplied by the number in Line 1 and entered on Line 8.

Line 9 - Total Eligibles Receiving at Least One (1) Initial or Periodic Screen - Enter the unduplicated count of Enrollees who received at least one (1) documented initial or periodic screen during the year. Refer to codes in Line 6 and count Enrollees where the Health Plan has received a claim. The Health Plan shall not count MediKids Enrollees who have had a check-up.

Line 10 - Participant Ratio - Pre-Calculated by dividing Line 9 by Line 8. This ratio indicates the extent to which Enrollees are receiving any initial and periodic screening services during the year. NOTE: The Health Plan shall adopt annual participation goals to achieve at least an eighty percent (80%) CHCUP participation rate pursuant to Section 5360, Annual Participation Goals, of the State Medicaid Manual.

Line 11 - Total Eligibles Referred for Corrective Treatment - Enter the unduplicated number of Enrollees who, as a result of at least one (1) health problem identified during an initial or periodic screening service, including vision and hearing screenings, were scheduled for another appointment with the screening provider or referred to another provider for further needed diagnostic or treatment services. This element does not include correction of health problems during the course of a screening examination. This element is required. The Health Plan should include the federally required referral codes in Line 11.

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For reporting on the CMS-416 only count the referral codes "T" and "V".
U	Complete Normal
Used when there are no referrals made.
2	Abnormal, Treatment Initiated
Used when a child is currently under treatment for referred diagnostic or corrective health problem.
T	Abnormal, Recipient Referred
Used for referrals to another provider for diagnostic or corrective treatments or scheduled for another appointment with check-up provider for diagnostic or corrective treatment for at least one (1) health problem identified during an initial check-up

V	Patient Refused Referral
Used when the patient refused a referral.

5.
For purposes of reporting information on dental services, unduplicated means that the Health Plan counts each child once for each line of data requested. Example: The Health Plan would count a child once on Line 12a for receiving any dental service and count the child again for Line 12b and/or 12c if the child received a preventive and/or treatment dental service. These numbers should reflect services received in managed care. Lines 12b and 12c do not equal total services reflected on Line 12a.

Line 12a - Total Eligibles Receiving Any Dental Services - Enter the unduplicated number of Children/Adolescents receiving any dental services as defined by CDT Codes D0100 - D9999.

Line 12b - Total Eligibles Receiving Preventive Dental Services - Enter the unduplicated number of Children/Adolescents receiving a preventive dental service as defined by CDT Codes D1000 - D1999.

Line 12c - Total Eligibles Receiving Dental Treatment Services - Enter the unduplicated number of Children/Adolescents receiving treatment services as defined by CDT Codes D2000 - D9999.

Line 13 - Total Eligibles Enrolled in Managed Care - This number is for informational purposes only. This number represents all Enrollees eligible for CHCUP services, who were Enrolled at any time during the reporting year. The Health Plan should include these Enrollees in the total number of unduplicated eligibles on Line 1 and the Health Plan should include the number of initial or periodic screenings provided to these Enrollees in Lines 6 and 8 for purposes of determining the State's screening and participation rates. The Health Plan should include the number of Enrollees referred for corrective treatment and receiving dental services in Lines 11 and 12, respectively. Do not count MediKids Enrollees.

6.
To report the number of screening blood lead tests the Health Plan shall do the following: Count the number of times CPT code 83655 ("lead") or any State-specific (local) codes used for a blood lead test reported with any ICD-9-CM except with diagnosis codes 984 (.0 - .9) ("Toxic Effects of Lead and Its Compounds"), E861.5 ("Accidental Poisoning by Petroleum Products, Other Solvents and Their Vapors NEC: Lead Paints"), and E866.0 (Accidental Poisoning by Other Unspecified Solid and Liquid Substances: Lead and Its Compounds and Fumes"). The Agency uses these specific ICD-9-CM diagnosis codes to identify people who are lead poisoned. The Health Plan should not count blood lead tests done on these individuals as a screening blood lead test. This is a federally mandated test for Enrollees ages 12 months, 24 months and between the ages of 36 - 72 months whom the Health Plan has not previously screened for lead poisoning.

Line 14 - Total Number of Screening Blood Lead Tests - Enter the total number of screening blood lead tests furnished to eligible Enrollees. Blood lead tests done on Enrollees who have been diagnosed or treated for lead poisoning should not be counted. Do not make entries in the shaded columns.

Line 15 - Total Number of POSITIVE Screening Blood Lead Tests - Enter the total number of positive blood lead tests.

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Table 8

Child Health Check Up Report

Enter Data in Blue Colored Out-Lined Cells Only			CHILD HEALTH CHECK-UP REPORT (CHCUP) [CMS-416]
Seven Digit Medicaid Provider Number :			This report is due to the Agency no later than January 15.
Plan Name :
Federal Fiscal Year :								The Audited Report is due October 1.
Age Groups
		Less than 1 Year	1-2 Years *	3-5 Years	6-9 Years	10-14 Years	15-18 Years	19-20 Years	Total All Years
1.	Total Individuals Eligible for CHCUP (Unduplicated)
2a.	State Periodicity Schedule	6	4	3	2	5	4	2
2b.	Number of Years in Age Group	1	2	3	4	5	4	2
2c.	Annualized State Periodicity Schedule	6.00	2.00	1.00	0.50	1.00	1.00	1.00
3a.	Total Months of Eligibility
3b.	Average Period of Eligibility
4.	Expected Number of screenings per Eligible
5.	Expected Number of screenings
6.	Total Screens Received
7.	Screening Ratio
8.	Total Eligible who should receive at least one Initial or periodic screening
9.	Total Eligibles receiving at least one Initial or periodic screen (Unduplicated)
10.	Participation Ratio
11.	Total eligibles referred for corrective treatment (Unduplicated)
12a.	Total Eligibles receiving any dental services (Unduplicated)
12b.	Total Eligibles receiving preventative dental services (Unduplicated)
12c.	Total Eligibles receiving dental treatment services (Unduplicated)
13.	Total Eligibles Enrolled in Plan
14.	Total number of Screening Blood Lead Tests
15	Total number of POSITIVE Screening Blood Lead Tests

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7.	Florida Sixty Percent (60%) Ratio

1.
The Health Plan shall submit the Child Health Check Up, CMS 416 Report annually and in the formats as presented in Table 9-A. The reporting period is the federal fiscal year. The report is due on January 15, following the reporting period. The Health Plan shall submit to the Agency a certification by an Agency-approved independent auditor that the information and data contained in the Child Health Check-Up Florida 60% Ratio report is fairly and accurately reported before October 1 following each reporting period. This filing requires a copy of the audited reports and a copy of the auditors' letter of opinion.

2.
For each of the following line items, the Health Plan shall report total counts by the age groups indicated. In cases where calculations are necessary, the Agency has inserted formulas to pre-calculate the field. Report age based upon the child's age as of September 30 of the Federal fiscal year.

Medicaid Provider ID Number: Enter the first seven digits of the Health Plan’s Medicaid Provider ID number.

Plan Name: Enter the name of the Health Plan.

Fiscal Year: The federal fiscal year being reported.

Line 1 - Total Individuals Eligible for Child Health Check-Up (CHCUP): Enter the total unduplicated number of all Enrollees under the age of 21 Enrolled continuously for 8 months, distributed by age and by basis of Medicaid Eligibility. Unduplicated means that an Enrollee is reported only once although he or she may have had more than one period of Eligibility during the year. All Enrollees under age 21 are considered eligible for CHCUP services, regardless of whether they have been informed about the availability of CHCUP services or whether they accept CHCUP services at the time of informing.

Line 2a - State Periodicity Schedules - Given.

Line 2b - Number of Years in Age Group - Given.

Line 2c - Annualized State Periodicity Schedule - Given.

Line 3a - Total Months Eligibility - Enter the total months of eligibility for the Enrollees in each age group in Line 1 during the reporting year.

Line 3b - Average Period Eligibility - Calculated by dividing the total months of eligibility by Line 1, then by dividing that number by 12. This number represents the portion of the year that Enrollees remain Medicaid Eligible during the reporting year, regardless of whether Eligibility was maintained continuously.

Line 4 - Expected Number of Screenings per Eligible Multiply - Calculated by multiplying Line 2c by Line 3b. This number reflects the expected number of initial or periodic screenings per Child/Adolescent per year based on the number required by the State-specific periodicity schedule and the average period of Eligibility.

Line 5 - Expected Number of Screenings - Calculated by multiplying Line 4 by Line 1. This reflects the total number of initial or periodic screenings expected to be provided to the Enrollees in Line 1.

Line 6 - Total Screenings Received - Enter the total number of initial or periodic screens furnished to Enrollees. Use the CPT codes listed below or any Health Plan-specific CHCUP codes developed for these screens. Use of these proxy codes is for reporting purposes only.

3.	Health Plans must continue to ensure that all five (5) age-appropriate elements of an CHCUP screen, as defined by law, are provided to CHCUP eligible Enrollees.

4.
The Health Plan shall not include sick visits or episodic visits provided to Children/Adolescents in this number, unless an initial or periodic screen was also performed during the visit. However, it may reflect a screen outside of the normal State periodicity schedule that the Health Plan uses as a "catch-up" CHCUP screening. The Agency defines a catch-up CHCUP screening as a complete screening that is provided to bring a Child/Adolescent up-to-date with the State's screening periodicity schedule. Use data reflecting date of service within the fiscal year for such screening services or other documentation of such services. Do not count MediKids Enrollees, who have had a check-up. The Health Plan shall use the following CPT-4 codes to document the receipt of an initial or periodic screen:

Codes for Preventive Medicine Services

99381 New Patient Under One Year
99382 New Patient Ages 1 - 4 Years
99383 New Patient Ages 5 - 11 Years
99384 New Patient Ages 12 - 17 Years
99385EP New Patient Ages 18 - 39 Years
99391 Established Patient Under One Year
99392 Established Patient Ages 1 - 4 Years
99393 Established Patient Ages 5 - 11 Years
99394 Established Patient Ages 12 - 17 Years
99395EP Established Patient Ages 18 - 39 Years
99431 Newborn Care - History and Examination
99432 Normal Newborn Care
99435 Newborn Care (history and examination)

Codes for Evaluation and Management (must be used in conjunction with V codes V20-V20.2 and/or V70.0 and/or V70.3-V70.9)

99201-99205 New Patient
99211-99215 Established Patient

Line 7 - Screening Ratio - Calculated by dividing the actual number of initial and periodic screening services received (Line 6) by the expected number of initial and periodic screening services (Line 5). This ratio indicates the extent to which CHCUP eligible Enrollees receive the number of initial and periodic screening services required by the State's periodicity schedule, adjusted by the proportion of the year for which they are Medicaid eligible. This ratio should not be over 100%. Any data submitted which exceeds 100% will be reflected as 100% on the final report. The goal ratio is sixty percent (60%) or higher under State requirements.

Table 8-A
Child Health Check Up Report

COMPLETE THIS 60% TEMPLATE TO MEET THE 60% SCREENING RATIO PURSUANT TO SECTION 409.912, FLORIDA STATUTES AND SECTIONS 10.8.1 AND 60.0, 2004-2006 MEDICAID HMO CONTRACT
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Enter Data in Blue Colored Out-Lined Cells ONLY - This report reflects only those eligibles that have at least 8 months of continuous enrollment - State Required								FL 60% SCREENING RATIO - CHILD HEALTH CHECK-UP REPORT (CHCUP) - 8 MONTHS CONTINUOUS ENROLLMENT
Seven Digit Medicaid Provider ID Number :					The unaudited report is due to the Agency no later than January 15. The audited report is due October 1.
Plan Name :								F.S. 409.912 & Section 10.8.1, Medicaid HMO Contract
Federal Fiscal Year :		October 1, 2006 - September 30, 2007				REQUIRED FILING
Age Groups
		Less than 1 Year	1-2 Years *	3-5 Years	6-9 Years	10-14 Years	15-18 Years	19-20 Years	Total All Years
1.	Total Individuals Eligible for CHCUP with 8 months continuous enrollment (Unduplicated)
2a.	State Periodicity Schedule	6	4	3	2	5	4	2	26
2b.	Number of Years in Age Group	1	2	3	4	5	4	2	21
2c.	Annualized State Periodicity Schedule	6.00	2.00	1.00	0.50	1.00	1.00	1.00	1.24
3a.	Total Months of Eligibility
3b.	Average Period of Eligibility
4.	Expected Number of screenings per Eligible
5.	Expected Number of screenings
6.	Total Screens Received
7.	Screening Ratio - F.S. 409.912 & Section 10.8.1, Medicaid HMO Contract

O.	Pharmacy Encounter Data
1.
Health Plans shall submit pharmacy encounter data on an ongoing quarterly payment schedule. For example, all claims paid between 04/01/06 and 06/30/06 is due to the Agency by 07/31/06. The Health Plan should submit the data using the following:

a.	The Health Plan must submit any claims paid during the payment period within thirty (30) days after the end of the quarter.

b.	The Health Plan should submit only the final adjudication of claims.

c.	The File Naming Convention is: [health plan abbreviation]_[current date]_[file type]_[Production]_[file#]_[total # of files].format. For example: ABC_07312006_Rx_Production_1_7.txt

d.	The Health Plan must include accompany the files with a field layout and the records must have carriage-returns and line-feeds for record/file separation.

e.
The Health Plan must submit all Medicaid pharmacy data via CD to the Bureau of Health Systems Development. The Health Plan shall ensure that it submits the data to the Agency timely, accurately and completely. The Health Plan must include a certification letter as to the accuracy and completeness of the information contained on the CD.

f. At a minimum, the Health Plan must include the following data requirements - the Plan ID, Transaction Reference number (claim identifier), NDC code, Date of Service (CCYYMMDD), Medicaid ID as assigned by the State, and process/payment date (CCYYMMDD).

g. The Agency anticipates changing the format to reflect the NCPDP and is in the process of developing the companion guide. The Health Plan shall conform to this change upon notification.

P.	Health Plan Benefit Package

1.
The Benefit Grid (Grid) below describes the Health Plan’s Customized Benefit Package (CBP). The Health Plan’s CBP must meet actuarial equivalency and sufficiency standards for the population or populations which will be covered by the CBP. The Health Plan shall submit its CBP for recertification of actuarial equivalency and sufficiency standards on an annual basis.

2.
The Grid displays the services to be covered and the areas that are customized by the Prepaid Health Plan, whether that is co-pays, or the amount, duration or scope of the services. The shaded areas indicate that no changes to the services in that part of the Grid can be changed from the Medicaid fee-for-service coverage limits.

3.	If the Health Plan submits a Benefit Grid with any input cells left blank, that indicates the coverage level of the respective benefit is at the fee-for-service coverage limits.

4.
If the CBP includes expanded services, beginning with #10 of the Grid, the Prepaid Health Plan must submit additional information with the Grid including projected PMPM costs for the target population, as well as the actuarial rationale for them. This rationale shall include utilization and unit cost expectations for services provided in the benefit.

5.	The Health Plan shall submit its CBP for recertification of actuarial equivalency and sufficiency standards no later than June 30th of each year.

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Health Plan:
Target Population:

All Listed Services must be covered for Children & Pregnant Adults if medically necessary with no co-pay
	Covered Service Category	AHCA Standard for Adult Coverage	Day/Visit Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual/Monthly)	Copay Amount	Copay Application
1	Hospital Inpatient	45 days
	Behavioral Health							day or admit
	Physical Health							day or admit

2	Transplant Services	all medically nec

3	Outpatient Services
	Emergency Room	all medically nec
	Medical/Drug Therapies (Chemo, Dialysis)	all medically nec
	Ambulatory Surgery - ASC	all mecially nec.
	Hospital Outpatient Surgery	all medically nec						visit
	Independent Lab / Portable X-ray	all medically nec						day
	Hospital Outpatient Services NOS	sufficiency tested						visit
	Outpatient Therapy (PT/RT)	coverage						visit
	Outpatient Therapy (OT/ST)	not applicable

4	Maternity and Family Planning Services	all medically nec
	Inpatient Hospital	all medically nec
	Birthing Centers	all medically nec
	Physician Care	all medically nec
	Family Planning	all medically nec
	Pharmacy	all medically nec

5	Physician and Phys Extender Services (non maternity)
	EPSDT	not applicable
	Primary Care Physician	all medically nec						visit
	Specialty Physician	all medically nec						visit
	ARNP / Physician Assistant	all medically nec						visit
	Clinic (FQHC, RHC)	all medically nec						visit
	Clinic (CHD)	all medically nec
	Other	all medically nec						visit

6	Other Outpatient Professional Services
	Home Health Services	sufficiency tested						visit
	Chiropractor	coverage						visit
	Podiatrist	coverage						visit
	Dental Services	coverage						visit
	Vision Services	coverage						visit
	Hearing Services	coverage						visit

7	Outpatient Mental Health	all medically nec						visit

8	Outpatient Pharmacy	sufficiency tested
Generic Pharmacy
Brand Pharmacy

9	Other Services
	Ambulance	all medically nec
	Non-emergent Transportation	all medically nec						trip
	Durable Medical Equipment	sufficiency tested

	Additional Services (if applicable)*	Projected PMPM
10
11
12
13
14

Q. Transportation Services

1.	The Health Plan shall report the Transportation Services encounter data on a quarterly basis as set forth below and in Tables 9 through 9-I.

a. A call log broken down by month that includes the following information:

(1)	Number of calls received;

(2)	Average time required to answer a call;

(3)	Number of abandoned calls;

(4)	Percentage of calls that are abandoned;

(5)	Average abandonment time; and

(6)	Average call time.

b.	A listing of the total number of reservations of Transportation Services by month, level of service and percentage of level of service utilized, to include, but not be limited to, the following:

(1) Ambulatory transportation;

(2) Long haul ambulatory transportation;

(3) Wheelchair transportation;

(4) Stretcher transportation;

(5) Ambulatory multiload transportation;

(6) Wheelchair multiload transportation;

(7) Mass transit pending transportation;

(8) Mass transit transportation;

(9) Mass transit transportation (Enrollee has pass); and

(10) Mass transit transportation (sent pass to Enrollee).

c.	A listing of the total number of authorized uses of Transportation Services, by month, level of service and percentage of level of service utilized, to include, but not be limited to, the following:

(1)	Ambulatory transportation;

(2)	Long haul ambulatory transportation;

(3)	Wheelchair transportation;

(4)	Stretcher transportation;

(5)	Ambulatory multiload transportation;

(6)	Wheelchair multiload transportation;

(7)	Mass transit pending transportation;

(8)	Mass transit transportation;

(9)	Mass transit transportation (Enrollee has pass); and

(10)	Mass transit transportation (sent pass to Enrollee).

d.	A listing of the total number of canceled trips, by month, level of service and percentage of level of service utilized, to include, but not be limited to, the following:

(1)	Ambulatory transportation;

(2)	Long haul ambulatory transportation;

(3)	Wheelchair transportation;

(4)	Stretcher transportation;

(5)	Ambulatory multiload transportation;

(6)	Wheelchair multiload transportation;

(7)	Mass transit pending transportation;

(8)	Mass transit transportation;

(9)	Mass transit transportation (Enrollee has pass); and

(10)	Mass transit transportation (sent pass to Enrollee).

e.	A listing of the total number of denied Transportation Services, by month, and a detailed description of why the Plan denied the Transportation Service request.

f.	A listing of the total number of authorized trips, by facility type, for each month and level of service.

g.	A listing of the total number of Transportation Service claims and payments, by facility type, for each month and level of service.

2.
Establish a performance measure to evaluate the safety of the Transportation Services provided by Participating Transportation Providers. The Health Plan shall report the results of the evaluation to the Agency on August 15th of each year;

3.
Establish a performance measure to evaluate the reliability of the vehicles utilized by Participating Transportation Providers. The Health Plan shall report the results of the evaluation to the Agency on August 15th of each year; and

4.
Establish a performance measure to evaluate the quality of service provided by a Participating Transportation Provider. The Health Plan shall report the results of the evaluation to the Agency on August 15th of each year.

5.
Certification - Each Health Plan/Transportation Provider shall submit an annual safety and security certification in accordance with 14-90.10, F.A.C. and shall submit to any and all Safety and Security Inspections and Reviews in accordance with 14-90.12, F.A.C..

6.	The Plan shall report the following by August 15th of each year:

a.	The estimated number of one-way passenger trips the Health Plan expects to provide in the following categories:

(1) Ambulatory transportation;

(2) Long haul ambulatory transportation;

(3) Wheelchair transportation;

(4) Stretcher transportation;

(5) Ambulatory multiload transportation;

(6) Wheelchair multiload transportation;

(7) Mass transit pending transportation;

(8) Mass transit transportation;

(9) Mass transit transportation (Enrollee has pass); and

(10) Mass transit transportation (sent pass to Enrollee).

7.	The actual amount of funds expended and the total number of trips provided during the previous fiscal year; and

8.	The operating financial statistics for the previous fiscal year.

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Table 9

Transportation Telephone Log Report

CY [yyyy]		AVERAGE	NUMBER	ABANDON-	AVERAGE	AVERAGE
	CALLS	SPEED TO	ABANDONED	MENT	ABANDONMENT	TALK
MONTH	OFFERED	ANSWER	CALLS	PERCENT	TIME	TIME
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
[mm]		x:xx	#	pp.p%	x:xx	x:xx
Total		x:xx	#	pp.p%	x:xx	x:xx

- “yyyy” refers to the calendar year (e.g., “2007”)
- “mm” refers to the month (e.g., “01” for January, etc.)
-  “x:xx” refers to a measurement of time (e.g., “2:45” for two minutes and forty-five seconds or “0:59” for fifty-nine seconds
- “#” refers to a number
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

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Table 9-A

Non-Emergency Transportation Staffing Report

CY yyyy	Non-Emergency Transportation Operations Staffing
Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total
Administration
Billing Verification
Customer Service Representatives
Driver Training & Field Investigations
Fraud and Abuse
Information Technology
Ombudsman
Quality Assurance
Regional Offices
Social Services/Standing Order Dept.
Transportation Coordinators
Utilization Review
Vehicle Inspectors
Public Transit Specialist
Total

- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)

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Table 9-B
Total Gross Transportations Reservations Report

GROSS RESERVATIONS by Month by Level of Service
CY yyyy	Month:	Jan	Feb	Mar	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec	Totals
[County]	Ambulatory
Commercial Air
Long Haul Ambulatory
Wheelchair
Stretcher
Ambulatory Multiload
Wheelchair Multiload
Mass Transit Pending
Mass Transit
Mass Transit Has Pass
Mass Transit Sent Pass
[County] Total

Percent	Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Commercial Air	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Long Haul Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Stretcher	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Ambulatory Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Pending	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Has Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Sent Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

Table 9-C
Net Authorized Transportation Report

NET AUTHORIZED TRIPS (Gross reservations less cancellations) for each Month by Level of Service
CY yyyy	Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals
[County]	Ambulatory
Commercial Air
Long Haul Ambulatory
Wheelchair
Stretcher
Ambulatory Multiload
Wheelchair Multiload
Mass Transit Pending
Mass Transit
Mass Transit Has Pass
Mass Transit Sent Pass
[County] Total

Percent	Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Commercial Air	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Long Haul Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Stretcher	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Ambulatory Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Pending	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Has Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Sent Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

Table 9-D
Canceled Trip Transportation Report

CANCELLED TRIPS for each Month by Level of Service. Please note that the numbers for a given month will likely increase over the ensuing month or two as additional cancellations are entered.
CY yyyy	Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals
[County]	Ambulatory
Commercial Air
Long Haul Ambulatory
Wheelchair
Stretcher
Ambulatory Multiload
Wheelchair Multiload
Mass Transit Pending
Mass Transit
Mass Transit Has Pass
Mass Transit Sent Pass
[County] Total

Percent	Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Commercial Air	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Long Haul Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Stretcher	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Ambulatory Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Pending	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Has Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Sent Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

Table 9-E

Transportation Complaint Report

COMPLAINTS for each Month by Complaint Type
CY yyyy		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals
Region:	Complaint Type:
[County]	Issue w/Health Plan
Provider Late
Issue with Driver
Provider No Show
Issue with tran. provider
Rider No Show
Injury*
Broward County Total

% reservations complaint free
Percent	Issue w/Health Plan	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Provider Late	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Issue with Driver	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Provider No Show	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Issue with tran. provider	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Rider No Show	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Injury	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

Table 9-F

Transportation Mileage Report

MILEAGE (based on Net Authorized Trips) for each MONTH and LEVEL of SERVICE:
CY yyyy	Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals

[County[	Ambulatory
Wheelchair
Stretcher
Ambulatory Multiload
Wheelchair Multiload
Mass Transit Has Pass
Mass Transit Sent Pass
[County] Total

Percent	Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Stretcher	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Ambulatory Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Wheelchair Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Has Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mass Transit Sent Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

AVERAGE MILES PER TRIP (based on Net Authorized Trips)
CY yyyy	Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals

[County]	Ambulatory	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
	Wheelchair	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
	Stretcher	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
	Ambulatory Multiload	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
	Wheelchair Multiload	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
	Mass Transit Has Pass	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
	Mass Transit Sent Pass	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x
[County] Total		x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x	x.x

-  “x.x” refers to a measurement of distance (e.g., “2.5” for two and a half miles or “0.9” for 9/10 of a mile)
- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

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Table 9-G

Denied Transportation Request Report

DENIED TRIP REQUESTS by Month and Region
CY yyyy	Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total

[County]	Abuses NET services
Has access to vehicle
Non-covered service
Lacks 3 days' notice
Needs 9-1-1
Ineligible for Medicaid
Ineligible for M'caid NET (e.g., QMB)
Refuses closest facil.
Requires Ambulance
Refused public transit
Relative can transport
Resides outside LCI service areas
Uncooperative/abusive
Dental Care 21 and Over
[County] Total

Percent	Abuses NET services	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
for	Has access to vehicle	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Month	Non-covered service	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Lacks 3 days' notice	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Needs 9-1-1	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Ineligible for Medicaid	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Ineligible for M'caid NET (e.g., QMB)	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Refuses closest facil.	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Requires Ambulance	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Refused public transit	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Relative can transport	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Resides outside LCI svc areas	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Uncooperative/abusive	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Dental Care 21 and Over	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

Table 9-H

Net Authorized Trip Transportation Report

NET AUTHORIZED TRIPS by Facility Type for each Month and Level of Service
CY yyyy	Month:	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals

[County]	Adult Daycare
Assisted Living
Clinic - Health
Clinic - Specialty
Dental
Dialysis
Doctors Office
Facility
Health Department
Hospital
Lab and x-ray
Mental Health
Mental Retardation
Nursing Home
Other
Pharmacy
Rehabilitation
Residence
School
Specialist
[County] Total

Percent	Adult Daycare	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Assisted Living	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Clinic - Health	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Clinic - Specialty	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Dental	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Dialysis	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Doctors Office	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Facility	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Health Department	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Hospital	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Lab and x-ray	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mental Health	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Mental Retardation	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Nursing Home	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Other	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Pharmacy	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Rehabilitation	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Residence	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	School	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
	Specialist	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
[County] Total		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

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Table 9-I

Unduplicated Riders Transportation Report

[County]	UNDUPLICATED RIDERS for each Month by Level of Service
CY - yyyy	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Totals

Ambulatory
Stretcher
Wheelchair
Ambulatory Multiload
Wheelchair Multiload
Mass Transit - Has Pass
Mass Transit - Sent Pass
Total

Ambulatory	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Stretcher	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Wheelchair	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Ambulatory Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Wheelchair Multiload	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Mass Transit - Has Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Mass Transit - Sent Pass	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%	pp.p%
Percentage Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

- “CY” stands for the Calendar Year
- “yyyy” refers to the calendar year (e.g., “2007”)
- [County] refers to the County Name (e.g., Broward County, Dade County, etc.)
- “pp.p” refers to a number expressed as a percentage (e.g., “23.8%” or “08.4%”)

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R.	Enrollee Satisfaction Survey Summary

1.	In all Service Areas in which the Health Plan provides Behavioral Health Services, the Health Plan shall conduct a Behavioral Health Services Enrollee Satisfaction Survey in both English and Spanish.

2.	The Health Plan shall report the Enrollee Satisfaction Survey Summary to the Agency in accordance with the requirements set forth in Table 10, Enrollee Satisfaction Survey Summary, below.

Table 10

Enrollee Satisfaction Survey Summary

Number of surveys distributed
Number of surveys completed
Method used
Number of Responses for each item on the survey

Item Numbers	Agree	Disagree	No Response
1
2
3
4
5
6
7
8
9
10

Significant findings or results that will be addressed:

S. Stakeholders’ Satisfaction Survey Summary

1.	The Health Plan shall submit to the Agency the results of a Stakeholders’ Satisfaction Survey Summary in all Service Areas in which the Health Plan provides Behavioral Health Services.

2.	The Health Plan shall report the results from the survey in accordance with Table 11, Stakeholders’ Satisfaction Survey Summary, below.

Table 11

Stakeholders Satisfaction Survey Summary

Types of Stakeholders Surveyed	DCF Counselors	Community Based Care Providers	Foster Parents	Consumer Advocacy Groups	Parents of SED Children	Out-of-Plan Providers (specify)	Others
Number of Surveys Distributed
Number of surveys completed in each type
Method used for distribution
Summary of Responses:
Significant findings or results that will be addressed:

T.	Behavioral Health Services Grievance and Appeals Reporting Requirements

See Section XII.C., above.

U.	Critical Incident Reporting

a.
For Providers and providers under contract with DCF, the State’s operating procedures for incident reporting and client risk protection establishes departmental procedures and guidelines for reporting information related to the incidents specified in this Section. See CF Operating Procedure No. 215-6, November 1, 1998.

b.
The critical incident reporting requirements set forth in this section do not replace the abuse, neglect and exploitation reporting system established by the State. Additionally, the Health Plan must report to the Agency in accordance with the format in Table 12, Critical Incidents Summary, and Table 12-A, Critical Incident Individual, below.

c.	The definitions of reportable critical incidents apply to the Health Plan, Providers (participating and non-participating) and any Subcontractors/delegates providing services to Enrollees.

d.	The Health Plan shall report the following events immediately to the Agency, in accordance with the format set forth in Table 12-A, Critical Incident Individual, below:

(1) Death of an Enrollee due to one (1) of the following:

(a) Suicide;

(b) Homicide;

(c) Abuse;

(d) Neglect; or

(e)	An accident or other incident that occurs while the Enrollee is in a facility operated or contracted by the Health Plan or in an acute care facility.

(2)
Enrollee Injury or Illness - A medical condition that requires medical treatment by a licensed health care professional and which is sustained, or allegedly is sustained, due to an accident, act of abuse, neglect or other incident occurring while an Enrollee is in a Facility operated or contracted by the Health Plan or while the Enrollee is in an acute care facility.

(3)	Sexual Battery - An allegation of sexual battery, as determined by medical evidence or law enforcement involvement, by:

(a) An Enrollee on another Enrollee;

(b)	An employee of the Health Plan, a provider or a Subcontractor, an Enrollee; and/or

(c)	An Enrollee on an employee of the Health Plan, a provider or a Subcontractor.

e.	The Health Plan shall immediately report to the Agency, in accordance with the format in Table 13-A, Critical Incident Individual, below, if one (1) or more of the following events occur:

(1) Medication errors in an acute care setting; and/or

(2)	Medication errors involving Children/Adolescents in the care or custody of DCF.

f.	The Health Plan shall report quarterly to the Agency, in accordance with the format in Table 12 Critical Incidents Summary, below, a summary of all critical incidents.

g.
In addition to supplying a quarterly Critical Incidents Summary, the Health Plan shall also report Critical Incidents in the manner prescribed by the appropriate district’s DCF Alcohol, Drug Abuse Mental Health office, using the appropriate DCF reporting forms and procedures.

Table 12

Critical Incidents Summary

Incident Type	# of Events
Enrollee Death - Suicide
Enrollee Death - Homicide
Enrollee Death - Abuse/Neglect
Enrollee Death - other
Enrollee Injury or Illness
Sexual Battery
Medication Errors - acute care
Medication Errors - children
Enrollee Suicide Attempt
Altercations requiring Medical Interventions
Enrollee Escape
Enrollee Elopement
Other reportable incidents
Total

Table 12-A

Critical Incident Individual

Enrollee Medicaid ID#:
Date of Incident:
Location of Incident:
Critical Incident Type:

Details of Incident: (Include enrollee’s age, gender, diagnosis, current medication, source of information, all reported details about the event, action taken by Health Plan or provider, and any other pertinent information)

Follow up planned or required: (Include information related to any Health Plan or provider protocol that applies to event.)
Assigned provider:
Report submitted by:
Date of submission:

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V.	Required Staff/Providers

The Health Plan shall submit contracted and subcontracted staffing information by position, name and FTE for all behavioral health direct service positions on a quarterly basis in accordance with Table 14, Required Staff/Providers, below.

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Table 13
Required Staff/Providers

Plan Name:
Plan 7-Digit Medicaid ID#:
As of Date (3rd Month of the Qtr/Year):
AHCA Area:

Positions	Total	Non-Clinical Specialties			Therapeutic Specialty Areas With 2 Years Clinical Experience
		Bi-Lingual	Expert Witness	Court Ordered Evals	Adoption/ Attachment Issues	Post Traumatic Stress Syndrome	Dual Diagnosis (Mental Disorder / Substance Abuse)	Gender / Sexual Issues	Geriatrics / Aging Issues	Separation, Grief & Loss	Eating Disorders	Adolescent/ Children's Issues	Sexual/ Physical Abuse-Child	Sexual/ Physical Abuse-Adult	Domestic Violence-Child	Domestic Violence-Adult
Adult Psychiatrists
Child Psychiatrists
Other Physicians
Psychiatric ARNPs
Psychologists
Master Level Clinicians (LCSW, LMFT, LMHC, MFCC)
Bachelor Level
RN
Unduplicated Totals
This report provides a snapshot of the required staff/providers on a day in the 3rd month of the quarter: March, June, September, and December.
The report is due within 45 days at the end of the quarter: May 15th, August 15th, November 15th, and February 15th.

W.	FARS/CFARS

1.
The Health Plan shall submit FARS and CFARS reports in accordance with Tables 14 below. In addition, the Health Plan shall submit summary trend data by individual recipient based on the data reported in Table 14 in a format to be specified by the Agency within sixty (60) Calendar Days notice to the Health Plan.

Table 14 FARS/CFARS Reporting
O***YY06.txt (January through June, due August 15) OR
O***YY12.txt (July through December, due February 15)
Data Element Name	Length	Start Column	End Column	Description
Recipient ID	9	1	9	9-Digit Medicaid ID Number of plan member
Recipient DOB	10	10	19	Plan member’s date of birth (MM/DD/CCYY)
Provider ID	9	20	28	9-Digit Medicaid HMO ID Number
Assessment Type	1	29	29	Designate the type of functional assessment that was done using “F: for FARS or “C” for CFARS
Initial Date	10	30	39	Date of initial assessment (MM/DD/CCYY)
Initial Score	2	40	41	Initial overall assessment score
6 Month Date	10	42	51	Date of 6 month assessment, if applicable** (MM/DD/CCYY)
6 Month Score	2	52	53	6 month overall assessment score, if applicable**
Discharge Date	10	54	63	Date of Discharge (MM/DD/CCYY)
Discharge Score	2	64	65	Overall assessment score at discharge

** Note: Discharge date may occur prior to the 6 month assessment.

X.	Behavioral Health Encounter Report

1.	The Health Plan shall report Behavioral Health encounter data in the format given in Table 16, below. The Health Plan should use the following when completing the report.

1.	Diagnostic Criteria

a.
All provider claims are restricted to claims for Enrollees with an ICD-9CM diagnosis code of 290 through 290.43; 293 through 298.9; 300 through 301.9; 302.7, 306.51 through 312.4; 312.81 through 314.9; 315.3, 315.31, 315.5, 315.8, and 315.9.

2.	Provider and Coding Criteria

a.	General Hospital Services, Provider Type 01, Claim Input Indicator “I” - Use Revenue Codes 0114, 0124, 0134, 0144, 0154, or 0204 on the UB-92 or 837-I.

b.	Hospital Outpatient Services - Provider Type 01, Claim Input Indicator “O” - Use Revenue Center Codes 0450, 0513, 0901, 0914, or 0918 on the UB-92 or 837-I.

3.	Community Mental Health Services

a.	Provider Type - 05, Community Alcohol, Drug and Mental Health, or Provider Type - 07, Mental Health Practitioner - Both are Claim Input Indicator “J.”

b.
Use Procedure code H0001; H000lHN; H0001H0; H0001TS; H0031; H0031 HO; H003lHN; H0031TS; H0032; H0032TS; H0046; H0047; H2000; H2000HO; H2000HP; H2010HO; H2010HE; H2010HF; H2010HQ; H2012; H2012HF; H2017; H2019; H2019HM; M2019HN; H2019HO; H2019HQ; H2019HR; H2030; T1007; T1007TS; T1015; T1015HE; T1015HF; Tl023HE; or T1023HF.

4. Physician Services

a.	Provider Type 25 (MD) or 26 (DO) with a specialty code of "42" Psychiatrist, "43” Child Psychiatrist, or "44" Psychoanalysis -All claims submitted by these specialists apply.

5.	Advanced Nurse Practitioner Provider Type 30 (ARNP) with a specialty code of “76” - Clinical Nurse Specialist - All claims submitted by these specialists apply.

6.	Case Management Agency - Provider Type 91

a.	Procedure code T1017 (Targeted Case Management for Adults); T1017HA (Targeted Case Management for Children (birth through 17); and T1017HK (Intensive Team Targeted Case Management, Adults 18 an over).

Table 15
Behavioral Health Encounter Data

Field Name	Field Length	Comments
Medicaid ID	9	First 9 digits of the Enrollee ID number
Plan ID	9	9 digit Medicaid ID of the Health Plan in which Enrollee was Enrolled on the first date of service
Service Type	1
I Hospital Inpatient
C CSU
O Hospital Outpatient
P Physician (MD or DO)
A Advanced Nurse Practitioner, ARNP
H Comm. Mental Health, Mental Health Practitioner
T Targeted Case Management
L Locally Defined or Optional Service

First Date of Service	8	For Inpatient and CSU encounters, this equals the admit date. Use YYYYMMDD format.
Revenue Code	4	Use only for Hospital Inpatient and Hospital Outpatient Encounters
Procedure Code	5	5 digit CPT or HCPCS Procedure Code (For Inpatient Claims only, use the ICD9-CM Procedure Code.)
Procedure Modifier 1	2
Procedure Modifier 2	2
Units of Service	3	For Inpatient and CSU encounters, report the number of covered days. For all other encounters, use the units of service referenced in the appropriate Medicaid Coverage and Limitations Handbook.
Diagnosis	6	Primary Diagnosis Code
Provider Type	1	1 M.D. 2 D.O. 3 A.R.N.P. 4 P.A. 5 Community Mental Health Center 6 Licensed Psychologist, LCSW, LMFT, LMHC 7 Other
Provider ID Type	1	Type of unique identifier for the direct service provider: A = AHCA ID M = Medicaid Provider ID L = Professional License Number
Provider ID	9	Unique identifier for the direct service provider
Amount Paid	10	Costs associated with the claim. Format with an explicit decimal point and 2 decimal places but no explicit commas. Optional.
Run Date	8	The date the file was prepared. Use YYYYMMDD format
Claim Reference Number	25	The Health Plan’s internal unique claim record identifier

Y.	Behavioral Health Pharmacy Encounter Data Report

1.
The Health Plan shall report Behavioral Health encounter data as set forth in the format given in Table 16, below. The Health Plan shall use the Behavioral Health Related Therapeutic Class Codes listed in Table 17 for the Behavioral Health Pharmacy Encounter Data report.

Table 16

Behavioral Health Pharmacy Encounter Data (B***YYQ*.txt)
Data Element Name	Length	Data Type	Start Column	End Column	Description
RECIP_ID	9	Character	1	9	Enrollee Medicaid Identification Number (first 9 digits; no check digit necessary)
NDC	11	Character	10	20	National Drug Code Identification Number of the Dispensed Medication
CLASS	3	Character	21	23	Therapeutic Class Code (see Behavioral Health Related Therapeutic Class Code Listing, below)
QUANT	8	Numeric	24	31	Quantity of Drug Dispensed
DOS	10	Character	32	41	Date of Service (mm/dd/ccyy Please include the “/”)
HMO_ID	9	Character	42	50	9 digit Medicaid Provider Number of the HMO
RX_NUM	7	Character	51	57	Prescription Identification Number
DEA	9	Character	58	66	9 digit DEA Number of Prescriber
LICENSE	10	Character	67	76	Professional License Number of Prescriber
PHARM_ID	7	Character	77	83	Dispensing Pharmacy’s seven character National Association of Boards of Pharmacy Number (NABP)

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Table 17
BEHAVIORAL HEALTH RELATED THERAPEUTIC CLASS CODES

Class Code	Description
J5B	ADRENERGICS, AROMATIC, NON-CATECHOLAMINE
H7B	ALPHA-2 RECEPTOR ANTAGONIST ANTIDEPRESSANTS
C0D	ANTI-ALCOHOLIC PREPARATIONS
H2F	ANTI-ANXIETY DRUGS
H4B	ANTICONVULSANTS
H2J	ANTIDEPRESSANTS O.U.
Z2A	ANTIHISTAMINES
H2M	ANTI-MANIA DRUGS
H6B	ANTIPARKINSONISM DRUGS, ANTICHOLINERGIC
H6A	ANTIPARKINSONISM DRUGS, OTHER
L3P	ANTIPRURITICS, TOPICAL
H7R	ANTIPSYCH, DOPAMINE ANTAG., DIPHENYLBUTYLPIPERIDINES
H7X	ANTIPSYCHOTICS, ATYP, D2 PARTIAL AGONIST/5HT MIXED
H7U	ANTIPSYCHOTICS, DOPAMINE & SEROTONIN ANTAGONISTS
H7T	ANTIPSYCHOTICS,ATYPICAL,DOPAMINE,& SEROTONIN ANTAG
H7P	ANTIPSYCHOTICS,DOPAMINE ANTAGONISTS, THIOXANTHENES
H7O	ANTIPSYCHOTICS,DOPAMINE ANTAGONISTS,BUTYROPHENONES
H7S	ANTIPSYCHOTICS,DOPAMINE ANTAGONST,DIHYDROINDOLONES
H2L	ANTI-PSYCHOTICS,NON-PHENOTHIAZINES
H2G	ANTI-PSYCHOTICS,PHENOTHIAZINES
H2D	BARBITURATES
U6W	BULK CHEMICALS
H2A	CENTRAL NERVOUS SYSTEM STIMULANTS
C6M	FOLIC ACID PREPARATIONS
H2C	GENERAL ANESTHETICS,INJECTABLE
H7J	MAOIS - NON-SELECTIVE & IRREVERSIBLE
H2H	MONOAMINE OXIDASE(MAO) INHIBITORS
H3T	NARCOTIC ANTAGONISTS
H7D	NOREPINEPHRINE AND DOPAMINE REUPTAKE INHIB (NDRIS)
S2B	NSAIDS, CYCLOOXYGENASE INHIBITOR - TYPE
H2E	SEDATIVE-HYPNOTICS,NON-BARBITURATE
H2S	SELECTIVE SEROTONIN REUPTAKE INHIBITOR (SSRIS)
H7E	SEROTONIN-2 ANTAGONIST/REUPTAKE INHIBITORS (SARIS)
H7C	SEROTONIN-NOREPINEPHRINE REUPTAKE-INHIB (SNRIS)
H7N	SMOKING DETERRENTS, OTHER
H2X	TRICYCLIC ANTIDEPRESSANT/BENZODIAZEPINE COMBINATNS
H2W	TRICYCLIC ANTIDEPRESSANT/PHENOTHIAZINE COMBINATNS
H2U	TRICYCLIC ANTIDEPRESSANTS & REL. NON-SEL. RU-INHIB
H2V	TX FOR ATTENTION DEFICIT-HYPERACT(ADHD)/NARCOLEPSY

Z.	Minority Participation Report

1.	The Agency encourages the Health Plan to use Minority and Certified Minority businesses as Subcontractors when procuring commodities or services to meet the requirements of this Contract.

2.
The Agency requires information regarding the Vendor’s use of minority-owned businesses as Subcontractors under this Contract. The Agency will use this information for assessment and evaluation of the Agency’s Minority Business Utilization Plan. During the term of the Contract, the Health Plan shall provide this information monthly by the fifteenth (15th) day after the reporting month. A minority-owned business is defined as any business enterprise owned and operated by the following ethnic groups:

a.	African American (Certified Minority Code H or Non-Certified Minority Code N);

b.	Hispanic American (Certified Minority Code I or Non-Certified Minority O);

c.	Asian American (Certified Minority Code J or Non-Certified Minority Code P);

d.	Native American (Certified Minority Code K or Non-Certified Minority Code Q); or

e.	American Woman (Certified Minority Code M or Non-Certified Minority Code R).

3.
The Agency may waive this requirement, in writing, if the Health Plan demonstrates that it is either at least fifty-one percent (51%) minority-owned, at least fifty-one percent (51%) of its board of directors are a minority, at least fifty-one (51%) of its officers are a minority, or if the Health Plan is a not-for-profit corporation and at least fifty-one percent (51%) of the population it serves belong to a minority.

4.	The Health Plan shall provide the following information on company letterhead:

a. Minority Subcontractor's company name and Minority Code (see above);
b.	Subcontracted services related to this Contract;
c.	Dates of service (beginning and ending);
d.	Total dollar amount paid to Subcontractor for services related to this Contract; or
e.	A statement that the Health Plan did not use the services of any minority Subcontractors during this period.

AA.	Catastrophic Component Threshold and Benefit Maximum Report

Health Plans that choose to cover the comprehensive component shall submit this report for each Enrollee whose costs for Covered Services reach $25,000 in a Contract Year. The report shall be in the format shown in Table 18 below unless modified by the Agency within the notice requirements indicated in A.3. of this Section. The report shall be submitted monthly from the time the Enrollee’s costs reach $25,000 through the end of the Contract Year.

Health Plans that choose to cover the comprehensive and catastrophic component shall submit this report for each Enrollee whose costs for Covered Services reach $450,000 in a Contract Year. The report shall be in the format shown in Table 18 below unless modified by the Agency within the notice requirements indicated in A.3. of this Section. The report shall be submitted monthly from the time the Enrollee’s costs reach $450,000 through the end of the Contract Year.

Table 18

Catastrophic Component Threshold and Benefit Maximum Report
$25,000 or $450,000 Thresholds Reached/Report to AHCA

RECIP	DOS	DOP	UNIT/DAY	AMOUNT	APPCD	TRPROV	TRTYPE	DIAG1	DIAG2	DIAG3	DIAG4	DIAG5	PROCD	MOD1	MOD 2	NDC	DRUGQTY	P2PROV	P2TYPE

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BB. Customized Benefit Package Exhaustion of Benefits Report

Directions: For the month being reported, list the number of Enrollees to whom the Health Plan has sent final* Exhaustion of Benefit Letters (indicating that they have received the maximum amount of services allowed by the Health Plan in accordance with the Health Plan's Agency-Approved Customized Benefit Package for services the Health Plan has limited to less than allowed under Medicaid Fee-for-Service). This report must be submitted to the Health Plan's Agency contract manager by the fifteenth (15th) of each month following the reporting month.

Table 19

Health Plan Name:	__________________________
Month/Year Reported	__________________________
Contract Year (Example: September 06 - August 07)	__________________________

Service Type	# of Enrollees Sent Final* Exhaustion of Benefits Letters
Chiropractic
Dental
Durable Medical Equipment
Hearing
Home Health
Hospital Outpatient Not Otherwise Specified (NOS)
Pharmacy
Podiatry
Vision

* When the Enrollee has reached 100% of the maximum amount of services allowed by the Health Plan's Agency-approved CBP

90. Attachment II, Section XIII.B.1.a(3)(b) is hereby amended to read as follows:

(b)
The Agency will pay the Health Plan the Capitation Rate for Children with Chronic Conditions only if the Enrollee meets the requirements for Children with Chronic Conditions, as identified by the Agency, and the Enrollee is enrolled in a Specialty Plan for Children with Chronic Conditions based on the rates specified in Attachment I, Exhibit 7, Table 6.

91. Attachment II, Section XIII.C.4.a. is hereby amended to read as follows:

a.	The Health Plan must submit an accurate and complete claim form in sufficient time to be received by the Fiscal Agent within six (6) months following the date of service delivery;

(1)	If submitting paper claims, the Health Plan must submit the claim on a CMS-1500 Claim Form, and

(2)	If submitting electronic claims, the Health Plan must submit the claim in a HIPAA compliant X12 837P format.

92. Attachment II, Section XIII.C.4.b. is hereby amended to read as follows:

The Health Plan shall list itself as both the Pay-to and the Treating Provider; and

93. The title section for Attachment II, Section XV, Financial Requirements, shall be bolded so as to read as follows:

Section XV
Financial Requirements

94. Attachment II, Section XVI.A.2. is hereby deleted in its entirety and replaced with the following:

The terms of this Contract do not limit or waive the ability, authority or obligation of the Office of Inspector General, Bureau of Medicaid Program Integrity, its contractors, or other duly constituted government units (State or federal) to audit or investigate matters related to, or arising out of, this Contract.

95. This Amendment shall have an effective date of September 1, 2006, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, are hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this one hundred and seven (107) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE HEALTH PLAN OF FLORIDA, INC	STATE OF FLORIDA, AGENCY FORH EALTH CARE ADMINISTRATION
SIGNED BY: /s/ Paul Behrens	SIGNED BY: /s/ Christa Calamas
NAME: Paul Behrens	NAME: Christa Calamas
TITLE: SVP & CFO	TITLE: Secretary
DATE: 8/30/06	DATE: 8/31/06

List of attachments included as part of this Amendment:

Specify
Type Number  Description
Exhibit 3	Table 2	Comprehensive Component and Catastrophic Component Capitation Rates Broward and Duval (2 pages)
Exhibit 5	Table 4	Capitation Rates SSI Medicare Part B only and SSI Medicare Parts A and B enrollees for all Medicaid Reform Counties (1 page)
Exhibit 6	Table 5	Capitation Rates for HIV/AIDS Populations for each Medicaid Reform County (1 page)
Exhibit 7	Table 6	Capitation Rates for Children with Chronic Conditions for all Medicaid Reform Counties
(1 page)

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EXHIBIT 3
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

TABLE 2
September 1, 2006

Area: 04   County: Duval

HEALTH PLAN RATES

AREA 4
Age Range	FY0607 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	75% of Current Methodology	Preliminary FY0607 Base rates for Risk Adjusted Methodology	Budget Neutrality Factor	FY0607 Base rates for Risk Adjusted Methodology after Budget Neutrality	Percentage of Risk Adjusted Methodology	25% of Risk Adjusted Methodology	Final Rate (with Enhanced Benefit Adjustment)
a	b	c	d	e	f	g	h	i	j
Eligibility Category:	Children and Family

Month 0-2 All	$755.14	75%	$566.36	$128.12	1.1314	$144.96	25%	$36.24	$590.54
Month 3-11 All	$196.76	75%	$147.57	$128.12	1.1314	$144.96	25%	$36.24	$180.13
1-5 All	$100.84	75%	$75.63	$128.12	1.1314	$144.96	25%	$36.24	$109.63
6-13 All	$76.55	75%	$57.41	$128.12	1.1314	$144.96	25%	$36.24	$91.78
14-20 Female	$111.83	75%	$83.87	$128.12	1.1314	$144.96	25%	$36.24	$117.71
14-20 Male	$75.52	75%	$56.64	$128.12	1.1314	$144.96	25%	$36.24	$91.02
21-54 Female	$197.88	75%	$148.41	$128.12	1.1314	$144.96	25%	$36.24	$180.96
21-54 Male	$143.28	75%	$107.46	$128.12	1.1314	$144.96	25%	$36.24	$140.82
55+ All	$314.55	75%	$235.91	$128.12	1.1314	$144.96	25%	$36.24	$266.71

Composite Based on Total Casemonths	$122.51					$144.96			$125.56

Eligibility Category:	Aged and Disabled

Month 0-2 All	$13,979.12	75%	$10,484.34	$645.62	1.14048	$736.32	25%	$184.08	$10,455.05
Month 3-11 All	$2,981.79	75%	$2,236.34	$645.62	1.14048	$736.32	25%	$184.08	$2,372.01
1-5 All	$502.72	75%	$377.04	$645.62	1.14048	$736.32	25%	$184.08	$549.90
6-13 All	$298.72	75%	$224.04	$645.62	1.14048	$736.32	25%	$184.08	$399.96
14-20 All	$295.89	75%	$221.92	$645.62	1.14048	$736.32	25%	$184.08	$397.88
21-54 All	$753.14	75%	$564.86	$645.62	1.14048	$736.32	25%	$184.08	$733.96
55+ All	$752.24	75%	$564.18	$645.62	1.14048	$736.32	25%	$184.08	$733.29

Composite Based on Total Casemonths	$615.38					$736.32			$632.70

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EXHIBIT 3
COMPREHENSIVE COMPONENT AND CATASTROPHIC COMPONENT CAPITATION RATES

TABLE 2

September 1, 2006

Area: 10   County: Broward

HEALTH PLAN RATES

AREA 10
Age Range	FY0607 Discounted Reform rates Under Current Methodology	Percentage of Current Methodology	75% of Current Methodology	Preliminary FY0607 Base rates for Risk Adjusted Methodology	Budget Neutrality Factor	FY0607 Base rates for Risk Adjusted Methodology after Budget Neutrality	Percentage of Risk Adjusted Methodology	25% of Risk Adjusted Methodology	Final Rate (with Enhanced Benefit Adjustment)
a	b	c	d	e	f	g	h	i	j
Eligibility Category:	Children and Family

Month 0-2 All	$703.70	75%	$527.78	$120.13	1.1886	$142.79	25%	$35.70	$552.20
Month 3-11 All	$183.88	75%	$137.91	$120.13	1.1886	$142.79	25%	$35.70	$170.14
1-5 All	$95.95	75%	$71.96	$120.13	1.1886	$142.79	25%	$35.70	$105.51
6-13 All	$79.21	75%	$59.41	$120.13	1.1886	$142.79	25%	$35.70	$93.20
14-20 Female	$109.85	75%	$82.39	$120.13	1.1886	$142.79	25%	$35.70	$115.72
14-20 Male	$76.29	75%	$57.22	$120.13	1.1886	$142.79	25%	$35.70	$91.06
21-54 Female	$186.38	75%	$139.79	$120.13	1.1886	$142.79	25%	$35.70	$171.97
21-54 Male	$134.80	75%	$101.10	$120.13	1.1886	$142.79	25%	$35.70	$134.06
55+ All	$296.48	75%	$222.36	$120.13	1.1886	$142.79	25%	$35.70	$252.90

Composite Based on Total Casemonths	$112.58					$142.79			$117.73

Eligibility Category:	Aged and Disabled

Month 0-2 All	$15,636.61	75%	$11,727.46	$795.30	1.2073	$960.17	25%	$240.04	$11,728.15
Month 3-11 All	$3,348.30	75%	$2,511.23	$795.30	1.2073	$960.17	25%	$240.04	$2,696.24
1-5 All	$562.19	75%	$421.64	$795.30	1.2073	$960.17	25%	$240.04	$648.45
6-13 All	$325.59	75%	$244.19	$795.30	1.2073	$960.17	25%	$240.04	$474.55
14-20 All	$327.77	75%	$245.83	$795.30	1.2073	$960.17	25%	$240.04	$476.15
21-54 All	$844.99	75%	$633.74	$795.30	1.2073	$960.17	25%	$240.04	$856.31
55+ All	$853.68	75%	$640.26	$795.30	1.2073	$960.17	25%	$240.04	$862.70

Composite Based on Total Casemonths	$740.35					$960.17			$779.40

EXHIBIT 5
CAPITATION RATES
SSI MEDICARE PART B ONLY
AND
SSI MEDICARE PARTS A AND B ENROLLEES
FOR ALL MEDICAID REFORM COUNTIES

TABLE 4
Area: 4   County: Duval____

HEALTH PLAN RATES

AREA 4	SSI
Duval
	Under Age 65	Age 65 & Over
SSI/Parts A & B	$148.92	$99.94
SSI/Part B Only	$304.11	$304.11

Area: 10  County: Broward

HEALTH PLAN RATES
AREA 10	SSI
Broward
	Under Age 65	Age 65 & Over
SSI/Parts A & B	$137.08	$91.99
SSI/Part B Only	$212.70	$212.70

EXHIBIT 6
CAPITATION RATES FOR HIV/AIDS POPULATIONS FOR EACH MEDICAID REFORM COUNTY

TABLE 5

Area: 4  County: Duval___

HEALTH PLAN RATES

AREA 4
HIV/AIDs	Capitation Rate

HIV (no medicare)	$953.48
AIDS(no medicare)	$2,136.97
HIV-SSI/Parts A & B, SSI Part B Only	$179.89
AIDS-SSI/Parts A & B, SSI Part B Only	$252.22

Area: 10  County: Broward___

HEALTH PLAN RATES

AREA 10
HIV/AIDs	Capitation Rate

HIV (no medicare)	$1,487.42
AIDS (no medicare)	$3,162.05
HIV-SSI/Parts A & B, SSI Part B Only	$213.81
AIDS-SSI/Parts A & B, SSI Part B Only	$299.77

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EXHIBIT 7
CAPITATION RATES CHILDREN WITH CHRONIC CONDITIONS FOR ALL MEDICAID REFORM COUNTIES

TABLE 6

Area: __________________  County: ____________________

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
	Age < 1 Yr	Age 1 Yr	Age 2 - 20 Yrs

Children with Chronic Conditions	$N/A	$N/A	$N/A

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